UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01519

STATE FARM ASSOCIATES’ FUNDS TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Alan Goldberg
Bell, Boyd & Lloyd LLP
Michael L. Tipsord	Three First National Plaza
One State Farm Plaza	70 West Madison St., Suite 3100
Bloomington, Illinois 61710-0001	Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-0740

Date of fiscal year end: 11/30/2007

Date of reporting period: 11/30/2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

November 30, 2007

State Farm Associates' Funds Trust

ANNUAL REPORT

To learn about electronic delivery of mutual funds documents and how to enroll, go to **statefarm.com®**, click on *Mutual Funds*, and then click on *Electronic Document Delivery*.

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

Table of Contents
Message to Shareholders	1

Management’s Discussion of Fund Performance

State Farm Growth Fund	2

State Farm Balanced Fund	5

State Farm Interim Fund	8

State Farm Municipal Bond Fund	10

Expense Example (unaudited)	13

Board Approval of Investment Advisory Agreement	14

Schedule of Investments

State Farm Growth Fund	17

State Farm Balanced Fund	19

State Farm Interim Fund	25

State Farm Municipal Bond Fund	26

Financial Statements

Statements of Assets and Liabilities	40

Statements of Operations	41

Statements of Changes in Net Assets	42

Notes to Financial Statements	44

Financial Highlights	49

Report of Independent Registered Public Accounting Firm	53

Management Information	54

This report must be accompanied or preceded by a prospectus for the State Farm Associates’ Funds Trust.

Distributor: State Farm VP Management Corp.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-0740 and at “http://www.sec.gov”.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov”. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-0740.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

annual report

Message to Shareholders of State Farm Associates’ Funds Trust

Dear Fellow Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended November 30, 2007. In this report you will find management’s discussion of investment philosophy and process for each of the Funds offered by the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

I’m happy to report that all four Funds had positive total returns for the 12-month period ended November 30, 2007. Of course, the financial market each Fund invested in influenced the Fund’s performance.

Equity markets (as represented by the large cap S&P 500 Index) produced positive total returns of 7.72% for the 12-month period ended November 30, 2007, supported by growth in overall corporate earnings and gross domestic product (GDP), as well as a steady employment environment.1 However, investors were confronted by a significant level of volatility throughout the period. Many factors, both positive and negative, contributed to the volatility, including continuing weakness in the housing market, lackluster consumer spending, higher energy prices, and actions by the Federal Reserve. A primary contributor to the volatility, however, was driven by concerns of rising defaults on sub-prime mortgages (those made to the riskiest borrowers). With the increase in sub-prime mortgage defaults, many lenders tightened their lending requirements during the summer months of 2007 which, at the time, prompted fears of a “credit crunch” that could potentially cause adverse ripple effects to the overall economy. In response to these issues, as well as other economic factors, the Federal Reserve reduced the Federal Discount Rate by 0.50% in August followed by subsequent reductions to the Federal Funds Rate of 0.50% in September and 0.25% in October, respectively.

Bond markets, as represented by the 10-year U.S. Treasury Bond yield, also advanced during the 12-month period ended November 30, 2007 as all the uncertainty surrounding the sub-prime mortgage issues and resulting credit tightening helped spur a flight to quality, driving prices on U.S. Treasuries higher and rates lower. The yield on 10-year U.S. Treasuries rose from 4.43% in December 1, 2006 to a peak of 5.26% on June 12, 2007 before declining 129 basis points to end at 3.97% on November 30, 2007. Short-term yields experienced an even more dramatic move down with 2-year U.S. Treasuries declining 206 basis points from a peak of 5.10% on June 14, 2007 to 3.04% on November 30, 2007.2

Also included for your review are audited financial statements and a complete list of portfolio holdings to help you further understand the Funds you own. We encourage your review and consideration of this entire report. Thank you for your continued investment in State Farm Mutual Funds®.

Sincerely,

Phillip G. Hawkins

Vice President

State Farm Investment Management Corp.

[1]

Source: Bloomberg. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies. It is not possible to invest directly in an index. Past performance does not guarantee future results.

[2]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 2-year U.S. Treasury Note is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 2 years. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

State Farm Growth Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. Our investment process is based on a rigorous fundamental analysis of companies. We focus on risk, as well as the potential for reward. We look for well-managed companies with a niche or business specialty that serves an appropriately-sized market opportunity. We prefer companies with a strong customer focus and a history of prudent financial decisions. We also believe that dividends are an important part of an investment’s total return and therefore prefer companies that pay a regular dividend. While we are conscious of how the Fund’s portfolio differs from our broad-based benchmark, the S&P 500 Index, we don’t make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: rising commodity prices, a weakening U.S. dollar relative to other major currencies, a continued slow down in the housing market, rising concerns of defaults on sub-prime mortgages, and the Federal Reserve’s decision to lower the Federal Funds Rate.

Rising oil prices continued to be a factor throughout the year. Oil prices began the period at approximately $63/barrel and touched highs of over $98/barrel in mid-November before slipping to below $89/barrel by the end of November 2007, albeit still up over 40% for the 12-month period.

The U.S. dollar fell against the 13-nation Euro during the period amid concerns over the health of the U.S. economy, stoked by the sub-prime credit crisis. For the period December 2006 through November 2007, the U.S. dollar fell approximately 11% to $1.47/Euro. Versus the British pound, the U.S. dollar fell over 4% during the period to $2.06/£.

With the rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with two rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Federal Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In late October, the Fed again reduced the Federal Funds Rate, this time by 0.25% to 4.50%. As of November 30, 2007, the Federal Funds Rate of 4.50% is down 0.75% from December 2006.

Despite these factors, the 12-month total return for the S&P 500 Index was 7.72% for the period ended November 30, 2007. Corporate earnings per share grew modestly while price/earnings valuations for the S&P 500 Index companies expanded slightly.

Provide an illustration of the Fund’s investments.

*	Illustrated by Industry and based on total net assets as of November 30, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.
**	Represents 9 other industries, each of which represents less than 5% of total net assets.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2007, the State Farm Growth Fund had a total return of 13.65% after expenses and with dividends reinvested, compared to a 7.72% return for the S&P 500 Index. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Companies in the State Farm Growth Fund from the Oil and Gas and Mining and Metals industries performed relatively well. The Fund’s overall largest holding, ExxonMobil (6.13% of net assets) was also one of the biggest contributors to the Fund’s return, gaining over 16% for the reporting period. Some of the other large holdings in the Oil and Gas industry that were positive contributors for the Fund include: Chevron (2.45% of net assets) up 21%, BG Group (1.76% of net assets) up 56%, and Bill Barrett Corp. (1.05% of net assets) up 23%. In total, exposure to the Oil and Gas industry was 14.93% of Fund net assets, up from 13.54% at December 1, 2006.

Within Mining and Metals, Rio Tinto (2.79% of net assets) was the best performing stock in the Fund’s portfolio with a price increase of over 117%. During the year, the United Kingdom based mining and minerals company completed the acquisition of the Canada based aluminum manufacturer Alcan. In addition, BHP Billiton (0.82% of net assets) performed well with a price increase of over 74%. Both companies continued to benefit from cyclical increases in demand for their products.

Also contributing to the Fund’s positive results were several holdings in Computers, Electronic/Electrical Manufacturing, Chemicals, and Consumer & Marketing industries. Within the Computers and Electronic/Electrical Manufacturing industries, Hewlett-Packard (4.06% of net assets) and Intel Corp. (1.66% of net assets) posted gains of 30% and 22%, respectively. Among the Chemicals holdings, Sigma-Aldrich (3.81% of net assets) experienced a price gain of 38% while Air Products & Chemicals (2.16% of net assets) stock improved 43%. In Consumer & Marketing, the Fund achieved a positive price gain in Procter & Gamble (3.39% of net assets) of 18%. Additionally, Nokia Corp. (1.22% of net assets) and Coca-Cola (1.68% of net assets) posted gains of 95% and 33%, respectively.

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500® Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Other stocks represented in the top ten holdings of the Fund that had positive returns during the year include: Johnson & Johnson (4.42% of net assets), General Electric (3.88% of net assets), Archer-Daniels-Midland Co. (3.33% of net assets), and Microsoft (2.86% of net assets), which posted price gains of 3%, 9%, 4% and 14%, respectively.

Several companies within the Banks (6.02% of net assets) and Financial Services (1.50% of net assets) industries experienced stock price declines, which detracted from Fund performance during the year. Citigroup was among the Fund’s largest detractors with a price decline of over -25% before being completely sold from the Fund. Citigroup reported asset write downs related to sub-prime mortgages. Also, Wells Fargo & Co. (2.25% of net assets), Bank of America (1.27% of net assets), Wachovia Corp. (1.24% of net assets) and Popular Inc. (0.44% of net assets) declined -8%, -14%, -21%, and -46%, respectively. Another detractor from returns was HNI Corp. (1.38% of net assets) which declined -22% during the period. HNI Corp. was negatively impacted by a decline in sales at its fireplace products division caused by the U.S. housing market weakness.

The State Farm Growth Fund’s portfolio turnover over the past 12 months was 4.33%, which is consistent with the Fund’s investment philosophy and approach. The majority of the turnover was due to the Fund’s sale of Biomet, Inc., which was acquired by a private equity group for cash during the year. Biomet was a top holding of the Growth Fund prior to the sale. There were 80 holdings in the Fund totaling over $3.8 billion in assets at the end of the report period compared to 81 holdings and approximately $3.4 billion in assets one-year earlier. As highlighted in the Fund’s investment objective – we feel that a company’s dividend policy is an important component in the analysis and selection of securities for the State Farm Growth Fund. From January 1, 2007 through November 30, 2007, 54 of the stocks in the portfolio, accounting for over 72% of the Fund’s net assets, increased their dividends.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend a lot of time getting to know companies and the people who run them. We seek to understand the company’s long term strategies as well as the competitive advantages and risks inherent in them. When we invest in a company, it is normally our intention to maintain that investment for a very long period of time. Our investment strategy generally is not influenced by short term factors. Our philosophy sometimes will result in periods when the Fund’s performance trails that of the market. We define risk as the permanent loss of investment capital. We believe this philosophy has produced competitive returns versus the benchmark over a long period of time.

State Farm Balanced Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in the pursuit of long-term growth of principal with an element of current income. Historically, the portfolio has maintained an asset allocation profile of approximately 60% equity and 40% fixed income. The equity allocation is managed with a conservative bias that favors large capitalization companies that we believe are well managed with a niche or business specialty. The fixed income component invests in high quality U.S. government and corporate bonds primarily of intermediate maturity, with the goal of providing shareowners with current income in addition to some protection from equity market volatility. We tend to maintain a long term buy-and-hold philosophy with both the stock and bond investments of the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by numerous factors including: rising commodity prices, a weakening U.S. dollar relative to other major currencies, a continued slow down in the housing market, rising concerns of defaults on sub-prime mortgages, and the Federal Reserve’s decision to lower the Federal Funds Rate.

Rising oil prices continued to be a factor throughout the year. Oil prices began the period at approximately $63/barrel and touched highs of over $98/barrel in mid-November before slipping to below $89/barrel by the end of November 2007, albeit still up over 40% for the 12-month period.

The U.S. dollar fell against the 13-nation Euro during the period amid concerns over the health of the U.S. economy, stoked by the sub-prime credit crisis. For the period December 2006 through November 2007, the U.S. dollar fell approximately 11% to $1.47/Euro. Versus the British pound, the U.S. dollar fell over 4% during the period to $2.06/£.

With the rising concerns of defaults on U.S. sub-prime mortgages and the general tightening of credit, the Federal Reserve responded to market conditions with two rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed cut the Federal Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In late October, the Fed again reduced the Federal Funds Rate, this time by 0.25% to 4.50%. As of November 30, 2007, the Federal Funds Rate of 4.50% is down 0.75% from December 2006.

Bond markets, as represented by the 10-year U.S. Treasury Bond yield, advanced during the 12-month period ended November 30, 2007 as the uncertainty surrounding sub-prime mortgage issues and the resulting credit tightening helped spur a flight to quality, driving prices on U.S. Treasuries higher and rates lower. The yield on 10-year U.S. Treasuries rose from 4.43% on December 1, 2006 to a peak of 5.26% on June 12, 2007 before declining 129 basis points to end at 3.97% on November 30. Short-term yields experienced an even more dramatic move down with 2-year U.S. Treasuries declining 206 basis points from a peak of 5.10% on June 14, 2007 to 3.04% on November 30, 2007.

Provide an illustration of the Fund’s investments.

*	Illustrated by Type of Security and based on total net assets as of November 30, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2007, the State Farm Balanced Fund had a total return of 11.49% with dividends reinvested and after expenses. The total return of the all equity benchmark S&P 500 Index was 7.72% with dividends reinvested, while the fixed income benchmark Lehman Brothers Intermediate Government/Credit Index had a total return of 6.68% over the same time period. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (approximately 60% of net assets throughout the period)

Companies in the State Farm Balanced Fund from the Oil and Gas and Mining and Metals industries performed relatively well. The Fund’s overall largest holding, ExxonMobil (2.98% of total net assets) was also one of the biggest contributors to the Fund’s return, gaining over 16% for the reporting period. Some of the other large holdings in the Oil and Gas industry that were positive contributors for the Fund include: Chevron (1.89% of total net assets) up 21%, Royal Dutch Shell (1.32% of total net assets) up 15%, and BG Group (0.40% of total net assets) up 56%. In total, exposure to the Oil and Gas industry totaled 7.97% of Fund total net assets, up slightly from 7.35% at December 1, 2006.

Within Mining and Metals, Rio Tinto (2.56% of total net assets) was the best performing stock in the Fund’s portfolio with a price increase of over 117%. During the year, the United Kingdom based mining and minerals company completed the acquisition of the Canada based aluminum manufacturer Alcan. The company continued to benefit from cyclical increases in demand for its products.

Also contributing to the Fund’s positive results were several holdings in Computers, Electronic/Electrical Manufacturing, Chemicals, and Consumer & Marketing industries. Within the Computers and Electronic/Electrical Manufacturing industries, Hewlett-Packard (2.88% of total net assets) and Intel Corp. (1.15% of total net assets) posted gains of 30% and 22%, respectively. Among the Chemicals holdings, Sigma-Aldrich (1.93% of total net assets) experienced a price gain of 38% while

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Lehman Brothers Intermediate Gov/Credit Index contains approximately 3,285 U.S. Treasury, corporate and other securities with an average maturity of about 4.63 years.

The S&P 500® Index and the Lehman Brothers Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices do not reflect expenses. It is not possible to invest directly in an index.

Air Products & Chemicals (1.70% of total net assets) stock improved 43%. In Consumer & Marketing, the Fund achieved a positive price gain in Procter & Gamble (2.64% of total net assets) of 18%. Additionally, Reuters Group (1.12% of total net assets) posted a gain of 40%.

Other stocks represented in the top ten equity holdings of the Fund that had positive returns during the year include: Archer-Daniels-Midland Co. (2.55% of total net assets), General Electric (2.28% of total net assets), and Johnson & Johnson (2.11% of total net assets), which posted price gains of 4%, 9%, and 3%, respectively.

Several companies within the Banks (4.03% of total net assets) and Financial Services (1.18% of total net assets) industries experienced stock price declines, which detracted from Fund performance during the year. Citigroup was among the Fund’s largest detractors with a price decline of over -25% before being completely sold from the Fund. Citigroup reported asset write downs related to sub-prime. Also, Wachovia Corp. (1.05% of total net assets), Popular Inc. (0.25% of total net assets), Wells Fargo & Co. (1.81% of total net assets), and Bank of America (0.72% of total net assets) declined -21%, -46%, -8%, and -14%, respectively. Another detractor from returns was Pfizer (1.70% of total net assets) which declined -14% during the period.

Turnover in the equity portion of the State Farm Balanced Fund’s portfolio over the past 12 months was 5.95%, which is consistent with the Fund’s investment philosophy and approach. The majority of the turnover was due to the Fund’s sale of Biomet, Inc., which was acquired by a private equity group for cash during the year. Biomet was a top equity holding of the State Farm Balanced Fund prior to the sale. There were 77 holdings in the equity portion of the State Farm Balanced Fund, totaling over $847 million in assets at the end of the report period compared to 80 holdings and approximately $785 million in assets one-year earlier. As highlighted in the Fund’s investment objective, we feel a company’s dividend policy is an important component in the analysis and selection of stocks for the portfolio. From January 1, 2007 through November 30, 2007, 53 of the stocks in the portfolio, accounting for over 72% of the equity portion of the Fund’s net assets, increased their dividends.

Fixed Income portion of the Fund (approximately 40% of net assets throughout the period)

An intermediate maturity structure continues to be the investment orientation with 74.6% of the fixed income securities (representing 34.6% of total net assets) maturing 3-10 years out. These securities were pretty evenly split between U.S Treasury securities (14.75% of total net assets) and corporate bonds (18.86% of total net assets). From a credit rating standpoint, once you get beyond the AAA-rating of the U.S. Treasury bonds and certain corporate bonds (47.4% of fixed income assets), the remaining corporate fixed income portfolio was invested in single A-rated debt (28.3% of fixed income assets), AA-rated bonds (15.0% of fixed income assets), BBB-rated bonds (7.7% of fixed income assets), and a small allocation to BB to CCC-rated bonds (1.61% of fixed income assets), which are bonds that were downgraded to below investment grade status sometime after purchase.

The value of the Fund’s fixed income portfolio increased as interest rates declined. However, while the Fund’s fixed-income investment orientation towards intermediate-maturity bonds provided positive total returns during the period, longer-maturity bonds performed relatively better over the entire 12-month period ended November 30. In addition, higher quality bonds outperformed relative to lower quality bonds, especially during the latter half of the year. That being said, the Fund’s fixed-income investment orientation of investing in intermediate-term, higher quality bonds helped to provide more stability and better serve as a buffer to the volatility from the equity portion of the State Farm Balanced Fund throughout the year. The duration of the State Farm Balanced Fund’s bond portfolio at the end of November 2007 stood at 4.1 years, which is up from 3.9 years on December 1, 2006. Duration is a statistical calculation that measures a bond’s (or in this case, a bond portfolio’s) price sensitivity relative to general movements in interest rates. The slightly higher duration provided a modest positive effect to performance as interest rates declined in the intermediate part of the yield curve towards the end of the reporting period.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund is designed and managed as a balanced fund that blends both stocks and bonds together in one convenient investment. Given that structure, performance for the Fund over the long term will typically (but not always) fall somewhere in between the return of a stock index like the S&P 500 Index and a bond index like the Lehman Brothers Intermediate Government/Credit Index.

State Farm Interim Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a fashion that seeks to achieve over a period of years, the highest yield possible that is consistent with low price volatility. When managing the Fund, we are generally buy-and-hold investors who focus primarily on U.S. Government obligations. General investment practice within the Fund is to maintain a portfolio with approximately equal amounts maturing over the next six years. While the Fund may invest in debt securities of varying maturities, it is structured with a maturity and interest rate risk (duration) profile that is consistent with its benchmark, the Lehman Brothers 1-5 Year U.S. Treasury Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

From December 2006 through the middle of June 2007, yields on U.S. Treasuries moved modestly higher as the Federal Reserve maintained a neutral stance on interest rate policy and left the Fed Funds Rate unchanged at 5.25%. However, during the summer months of 2007, both the equities and bond markets became increasingly more volatile. Investors were confronted with numerous economic events including a continuing weakness in the housing market, higher energy prices, and tightening credit as rising defaults on U.S. sub-prime mortgages prompted lenders to implement more restricted lending requirements.

In the wake of these events and increasing concerns of a potential “credit crunch”, the demand for U.S. Treasuries across all maturities increased as investors began to seek out relatively less risky assets. The Federal Reserve responded to market conditions with two Fed Funds Rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed elected to cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In late October the Fed reduced the Fed Funds Rate by another 0.25% to 4.50%, which is where the rate ended as of November 30, 2007. As always, it is unknown what future actions the Fed may take regarding the Fed Funds Rate.

Yields on U.S. Treasuries peaked in mid-June 2007 and, by the end of November, had fallen to levels below the yields at the beginning of the reporting period. The yield on the 30-year U.S. Treasury Bond rose from 4.54% on December 1, 2006 to a peak of 5.35% on June 12, 2007 before declining 95 basis points to end at 4.40% on November 30, 2007. Meanwhile, yields on short- and intermediate-maturity U.S. Treasuries moved down more substantially during the latter half of 2007. The yield on 10-year U.S. Treasuries rose from 4.43% on December 1, 2006 to a peak of 5.26% on June 12, 2007 before declining 129 basis points to end at 3.97% on November 30, 2007. Short-term yields experienced the most dramatic move down with 2-year U.S. Treasuries declining 206 basis points from a peak of 5.10% on June 14, 2007 to 3.04% on November 30, 2007.

Overall, for the 12-month period ended November 30, 2007, longer-maturity U.S. Treasuries outperformed relative to both short- and intermediate-maturity U.S. Treasuries.

Provide an illustration of the Fund’s investments.

*	Illustrated by Type of Security and based on total net assets as of November 30, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2007, the State Farm Interim Fund had a total return of 7.13% with dividends reinvested and after expenses, compared to a return of 7.71% for the Lehman Brothers 1-5 Year U.S. Treasury Index. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The value of the Fund’s U.S. Treasury Notes increased as interest rates declined. However, while the Fund’s orientation towards short- and intermediate-maturity notes provided positive total returns during the period, longer-maturity U.S. Treasuries performed relatively better over the entire 12-month period ended November 30, 2007. As mentioned earlier, the Fund maintains generally equal amounts of exposure across a six-year maturity spectrum. As bonds mature, they are reinvested in U.S. Treasury Notes at prevailing interest rate levels. The duration of the State Farm Interim Fund at the end of November 2007 stood at 2.1 years which is down from 2.3 years on December 1, 2006. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The slightly lower duration reduced somewhat the positive effect to performance associated with declining interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given its investment objective of high current income consistent with low price volatility, the Fund is designed to be a stable, low risk element of a diversified portfolio. As interest rates fall, bond prices rise and vice versa. If the Federal Reserve continues to lower the Fed Funds Rate, this activity could increase total returns (interest plus price gains). Conversely, if the Fed raises the Fed Funds Rate, this activity could reduce total returns.

*	The Lehman Brothers 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Lehman Brothers 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Municipal Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax (AMT). In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate maturity range for the bulk of the Fund’s assets. In doing so, we seek to maintain a fairly consistent duration and interest rate exposure relative to the Fund’s benchmark – the Lehman Brothers Municipal Bond Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

From December 2006 through June 2007, municipal bond yields across the maturity spectrum rose while bonds posted modest total returns. However, during the summer months of 2007, both the equities and bond markets became increasingly more volatile. Investors were confronted with numerous economic events, including a continuing weakness in the housing market, higher energy prices, and tightening credit as rising defaults on U.S. sub-prime mortgages prompted lenders to implement more restricted lending requirements.

In the wake of these events and increasing concerns of a potential “credit crunch”, the Federal Reserve responded to market conditions with two Fed Funds Rate cuts during the latter months of 2007. At the September 2007 Federal Open Market Committee (FOMC) meeting, the Fed elected to cut the Fed Funds Rate by 0.50% from 5.25% to 4.75%, citing its intention to forestall adverse effects from the financial markets disruptions caused by the housing correction. In late October, the Fed reduced the Fed Funds Rate by another 0.25% to 4.50%, which is where the rate ended as of November 30, 2007. As always, it is unknown what future actions the Fed may take regarding interest rates.

Due primarily to the changes in the municipal bond market yield curve, short maturity bonds outperformed intermediate maturities, which in turn outperformed long maturity bonds over the 1-year reporting period. From a credit standpoint, higher credit quality bonds outperformed low quality bonds over the reporting period.

Overall, at current interest rate levels, 20-year AAA-rated municipal bonds provide 95% of the yield available from taxable 20-year U.S. Treasuries1. This comparison may be used as a general gauge within the industry to determine the relative attractiveness of municipal securities. Thus, municipal bonds have recently offered yields close to those of comparable Treasury bonds but with federal income tax-free interest.

[1]	Source: Bloomberg.

Provide an illustration of the Fund’s investments.

*	Illustrated by Credit Quality. Ratings by Moody’s Investor Services (“Moody’s”). Percentages are based on total investments as of November 30, 2007. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes all Advanced Refund Bonds.

***	Eleven securities were not rated by Moody’s. One, representing 0.37% of total investments, was rated by S&P as AA-. One, representing 0.21% of total investments, was rated by S&P as AA+. The other nine, each of which represents less than 0.42% of total investments, were rated by S&P as AAA.

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund gained 3.91% for the 12 month period ended November 30, 2007, with dividends reinvested and after all expenses. This is compared to a 2.71% return for the unmanaged Lehman Brothers Municipal Bond Index over the same timeframe. The line graph below provides additional perspective on the Fund’s long term results.

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The Lehman Brothers Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

The Lehman Brothers Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance Analysis

What factors helped and hindered performance during the reporting period?

As short and intermediate interest rates were declining more substantially than longer-term interest rates during the last five months of the reporting period, the Fund’s short and intermediate maturity orientation was a benefit with 74.9% of total investments in bonds maturing within 12 years versus 51.70% for the benchmark as of November 30, 2007. In addition, the Fund ended November 2007 with 25.1% of total investments in bonds maturing between 12-22 years, with no bonds in the portfolio having maturities over 22 years. As a result, the Fund was positioned to benefit from a decline in interest rates, especially during a period when yields on short and intermediate bond maturities declined more than long maturities. The modified duration of the State Farm Municipal Bond Fund at the end of November 2007 stood at 4.35 years, which is up from 4.09 years on December 1, 2006. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The slightly higher duration also contributed somewhat to the positive effect to performance associated with declining interest rates.

The Fund also maintained a high quality credit orientation throughout the reporting period and ended November 2007 with over 73% of total investments in municipal bonds rated Aa1 or higher by Moody’s Investor Services. Over the reporting period, higher quality municipal credits outperformed low quality credits. Combined, the difference in maturity structure between the Fund and benchmark, along with the Fund’s higher credit quality orientation than the benchmark played a role in the Fund’s relative outperformance versus the benchmark during the reporting period.

As highlighted earlier, the objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high-credit quality, short and intermediate maturity bonds under the belief that lower-credit quality, long maturity bonds have not provided enough additional yield to compensate for the higher risk and volatility.

The number of individual bonds held in the portfolio increased over the reporting period from 206 to 259 bonds. Turnover for the reporting period was 13.02%. California remained the largest single state of investment within the Fund at 8.84% of net assets. Notable changes to the portfolio included increased purchases of general obligation bonds in Kansas and California. However, the majority of the changes to the portfolio were the result of the normal process of reinvesting short-term maturities.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The State Farm Municipal Bond Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency.

Expense Example (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2007 through November 30, 2007.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account (other than a SEP IRA, SIMPLE IRA or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential $25 low balance fee is not included in the expenses shown in the table. This fee may be charged to an account (other than a SEP IRA, SIMPLE IRA or an account held under other employer-sponsored qualified retirement plans) if the balance of the account falls below $1,000 at the close of business on the first business day in November, unless the account was opened on or after January 1 within the same year. You should consider any low balance fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Annualized Expense Ratio Based on the Period June 1, 2007 to November 30, 2007	Expenses Paid During Period June 1, 2007 to November 30, 2007*
State Farm Growth Fund
Actual	$1,000.00	$1,034.95	0.12%	$0.61
Hypothetical (5% return before expenses)	$1,000.00	$1,024.47	0.12%	$0.61
State Farm Balanced Fund
Actual	$1,000.00	$1,042.94	0.13%	$0.67
Hypothetical (5% return before expenses)	$1,000.00	$1,024.42	0.13%	$0.66
State Farm Interim Fund
Actual	$1,000.00	$1,055.61	0.18%	$0.93
Hypothetical (5% return before expenses)	$1,000.00	$1,024.17	0.18%	$0.91
State Farm Municipal Bond Fund
Actual	$1,000.00	$1,034.39	0.15%	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.32	0.15%	$0.76

*	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Board Approval of Investment Advisory Agreement

Board Review of the Continuation of the Investment Advisory Agreement

At a meeting of the Board of Trustees (the “Board”) of State Farm Associates’ Funds Trust (“Associates’ Funds Trust”) held on June 15, 2007, all of the Trustees present, including those Trustees present who were not interested persons of Associates’ Funds Trust, as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), considered whether to approve the continuation of the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and Associates’ Funds Trust (the “Advisory Agreement”), including an amendment to such agreement to provide that the Associates’ Funds Trust will pay investment management and advisory fees to SFIMC on a monthly, rather than quarterly basis.

In considering whether to approve the continuation of the Advisory Agreement, the Independent Trustees were assisted in their review by independent legal counsel who, prior to the June 15, 2007 meeting, sent to SFIMC a request for information to be provided to the Board in connection with the Board’s consideration of continuing the Advisory Agreement. SFIMC provided materials to the Board responding to that request prior to the meeting, including a fund-by-fund profitability analysis on each series of the Associates’ Funds Trust (each a “Fund” and collectively the “Funds”). SFIMC also provided the Board with additional information that SFIMC believed would be useful to the Board in evaluating whether to approve continuation of the Advisory Agreement. The Board also received a report prepared by Morningstar, Inc., an independent fund tracking organization (the “Morningstar Report”), relating to the performance and expenses of each of the Funds prior to the June 15th meeting. In addition, the Board received and reviewed a memorandum from the legal counsel to Associates’ Funds Trust and its Independent Trustees regarding their responsibilities (particularly the Independent Trustees’ responsibilities) in considering whether to approve continuation of the Advisory Agreement.

The Independent Trustees conducted a preliminary review of all this material on May 29, 2007 at a separate meeting, during which management of Associates’ Funds Trust expanded on those materials, responded to specific questions from the Independent Trustees, and then produced enhanced materials to the Board at the June 15th meeting in response to additional, specific requests. As part of the Board’s consideration of whether to approve the continuation of the Advisory Agreement, the Independent Trustees met outside the presence of SFIMC management and were advised by their independent legal counsel.

Investment Performance

The Board considered the performance of each Fund. Among other things, the Board examined the year-to-date, one-, three-, five- and ten-year performance of each Fund as compared to the performance of one or more benchmark indexes and a peer group of funds with comparable investment objectives, investment strategies, asset size and no-load structures (“Peer Funds”). Regarding the performance of the State Farm Interim Fund and the fixed income portion of the State Farm Balanced Fund, the Board noted that they had been advised that the management of those portfolios has been effected in a conservative fashion, and therefore relative performance has lagged over the three- and five-year periods ended March 31, 2007.

The Board further considered the information contained in the Morningstar Report relating to the overall performance of the Funds, including against each Fund’s benchmark and/or index and with the performance of the Fund’s Peer Funds. After extensive discussion of this and other performance information, the Board concluded that the investment performance of the Funds over the periods reviewed was acceptable.

Fees and Expenses

The Board examined the fee structure and expense ratio of each Fund, including in comparison to Peer Funds. The Board also considered SFIMC’s profitability in serving as investment adviser to Associates’ Funds Trust, noting that SFIMC earned a modest profit per Fund in managing the Associates’ Funds Trust. The Board considered the effect, if any, on shareholders that would result from the proposal to change the fee payment schedule to a monthly basis. Based upon these factors, the Board concluded that each Fund’s advisory fee (including pursuant to the proposed revised payment schedule) was reasonable and appropriate for the shareholders of each Fund.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the advisory services provided by SFIMC to the Funds. The Board considered the make-up, education and experience of the SFIMC teams responsible for managing the Funds, and concluded that SFIMC’s investment management teams have a satisfactory, long-term track record in managing the Funds. After considering this information, the Board concluded that SFIMC had more than sufficient resources and expertise to continue to manage the Funds, and that given its past experience, SFIMC would be able to continue to provide satisfactory services to Associates’ Funds Trust.

The Board next discussed whether SFIMC derives any other direct or indirect benefits from serving as investment adviser to the Funds. SFIMC discussed the various ancillary services that it provides the Funds, including serving as transfer agent, and its affiliate, State Farm VP Management Corp., serving as the Funds’ underwriter. SFIMC explained to the Board that neither SFIMC nor State Farm VP Management Corp. receives fees from Associates’ Funds Trust for providing those services. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) receive from Associates’ Funds Trust, particularly because SFIMC does not execute securities trades on behalf of the Funds through an affiliated broker-dealer. The Board concluded that the lack of any material ancillary, or so-called “fallout,” benefits enables SFIMC to manage assets of the Funds in a manner that appears to be free of conflicts of interest.

The Board next discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. SFIMC explained to the Board that economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decreases as the fund increases in size. One way a mutual fund company achieves economies of scale is to lower the average cost per unit by spreading fixed costs over a larger asset base. SFIMC advised the Board that, as the Funds grow, each Fund’s fixed costs will be spread over a larger asset base, so a Fund’s fee levels will reflect economies of scale for the benefit of the Fund as the Fund grows. The Board also noted that the Advisory Agreement includes breakpoints, which lead to economics of scale for Fund shareholders as assets increase.

Based on the Trustees’ deliberations and their evaluation of the information provided by SFIMC, the Board, including all of the Independent Trustees present at the Board meeting, unanimously approved the continuation of the Advisory Agreement for all Funds through June 30, 2008.

[THIS PAGE INTENTIONALLY LEFT BLANK]

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2007

	Shares	Value
Common Stocks (98.68%)
Agriculture, Foods, & Beverage (9.32%)
Archer-Daniels-Midland Co.	3,477,500	$126,407,125
Campbell Soup Co.	92,000	3,378,240
Kellogg Co.	930,000	50,257,200
McCormick & Co. Inc.	428,600	16,376,806
PepsiCo Inc.	641,400	49,503,252
Sysco Corp.	994,800	32,340,948
The Coca-Cola Co.	1,027,300	63,795,330
The Hershey Co.	304,600	12,156,586

		354,215,487

Banks (6.02%)
Bank of America Corp.	1,048,527	48,368,550
Fifth Third Bancorp	191,000	5,712,810
M&T Bank Corp.	213,400	19,410,864
Northern Trust Corp.	364,900	29,553,251
Popular Inc.	1,724,503	16,572,474
Suntrust Banks Inc.	334,600	23,458,806
Wells Fargo & Co.	2,643,100	85,715,733

		228,792,488

Building Materials & Construction (2.43%)
Vulcan Materials Co.	1,039,200	92,280,960

Chemicals (7.58%)
Air Products & Chemicals Inc.	830,000	82,203,200
E.I. du Pont de Nemours & Co.	496,104	22,895,200
International Flavors &
Fragrances Inc.	561,000	28,128,540
Sigma-Aldrich Corp.	2,750,000	144,787,500
The Dow Chemical Co.	243,000	10,191,420

		288,205,860

Computer Software & Services (3.71%)
Automatic Data Processing Inc.	149,000	6,713,940
Check Point Software
Technologies Ltd. (a)	129,850	2,963,177
Microsoft Corp.	3,235,500	108,712,800
SAP AG	444,800	22,766,364

		141,156,281

Computers (5.67%)
Hewlett-Packard Co.	3,019,400	154,472,504
International Business
Machines Corp.	580,000	61,004,400

		215,476,904

Consumer & Marketing (6.51%)
AptarGroup Inc.	677,405	28,593,265
Colgate-Palmolive Co.	436,300	34,938,904
Nestle SA ADR	456,800	54,922,800

	Shares	Value
Common Stocks (Cont.)
Consumer & Marketing (Cont.)
The Procter & Gamble Co.	1,741,755	$128,889,870

		247,344,839

Electronic/Electrical Mfg. (8.98%)
Agilent Technologies Inc. (a)	548,071	20,733,526
Applied Materials Inc.	1,662,700	31,308,641
Emerson Electric Co.	692,600	39,492,052
General Electric Co.	3,848,900	147,374,381
Intel Corp.	2,420,800	63,134,464
KLA-Tencor Corp.	247,200	11,885,376
Linear Technology Corp.	901,700	27,465,782

		341,394,222

Financial Services (1.50%)
Regions Financial Corp.	384,042	10,150,230
Wachovia Corp.	1,091,900	46,951,700

		57,101,930

Health Care (10.13%)
Abbott Laboratories	781,700	44,955,567
Eli Lilly & Co.	997,000	52,791,150
Johnson & Johnson	2,481,600	168,103,584
Medtronic Inc.	135,800	6,905,430
Merck & Co. Inc.	675,700	40,109,552
Pfizer Inc.	3,047,300	72,403,848

		385,269,131

Machinery & Manufacturing (4.97%)
3M Co.	497,000	41,380,220
Caterpillar Inc.	843,400	60,640,460
HNI Corp.	1,439,200	52,573,976
Illinois Tool Works Inc.	617,700	34,282,350

		188,877,006

Media & Broadcasting (3.43%)
CBS Corp. Class B	405,550	11,124,236
Reuters Group PLC ADR	155,433	11,641,932
The Walt Disney Co.	2,728,640	90,454,416
Viacom Inc. Class B (a)	405,550	17,041,211

		130,261,795

Mining & Metals (4.48%)
BHP Billiton PLC	941,859	31,117,432
Newmont Mining Corp.	36,700	1,823,623
Nucor Corp.	531,200	31,452,352
Rio Tinto PLC ADR	226,800	106,024,464

		170,417,871

Oil & Gas (14.93%)
Anadarko Petroleum Corp.	210,200	11,897,320
BG Group PLC	3,199,100	66,954,162

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Shares	Value
Common Stocks (Cont.)
Oil & Gas (Cont.)
Bill Barrett Corp. (a)	1,032,400	$39,850,640
BP PLC ADR	626,392	45,563,754
Chevron Corp.	1,060,000	93,036,200
Devon Energy Corp.	212,204	17,572,614
Exxon Mobil Corp.	2,615,200	233,171,232
Royal Dutch Shell PLC ADR
Class A	516,300	42,042,309
Spectra Energy Corp.	399,950	9,854,768
Tidewater Inc.	154,191	7,538,398

		567,481,397

Retailers (1.98%)
Home Depot Inc.	396,400	11,321,184
Wal-Mart Stores Inc.	1,339,100	64,142,890

		75,464,074

Telecom & Telecom Equipment (6.31%)
ADC Telecommunications Inc. (a)	257,142	4,258,272
Alcatel-Lucent Warrants (a)	25,216	5
AT&T Inc.	2,140,534	81,789,804
Cisco Systems Inc. (a)	1,640,100	45,955,602
Corning Inc.	1,284,600	31,202,934
Motorola Inc.	792,000	12,648,240
Nokia Corp. ADR	1,181,100	46,452,663
Verizon Communications Inc.	411,000	17,759,310

		240,066,830

Transportation (0.20%)
Burlington Northern Santa Fe Corp.	89,700	7,491,744

Utilities & Energy (0.53%)
Duke Energy Corp.	1,010,500	19,997,795

Total Common Stocks
(cost $1,521,531,580)		3,751,296,614

	Principal amount	Value
Short-term Investments (0.98%)
JPMorgan Prime Money Market Fund	37,419,069	$37,419,069

Total Short-term Investments
(cost $37,419,069)		37,419,069

TOTAL INVESTMENTS (99.66%)
(cost $1,558,950,649)		3,788,715,683
OTHER ASSETS, NET OF LIABILITIES (0.34%)		12,716,655

NET ASSETS (100.00%)		$3,801,432,338

(a)	Non-income producing security.

ADR - American Depository Receipts

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS

November 30, 2007

	Shares	Value
Common Stocks (63.27%)
Agriculture, Foods, & Beverage (5.89%)
Archer-Daniels-Midland Co.	940,561	$34,189,392
Campbell Soup Co.	26,000	954,720
Kellogg Co.	310,000	16,752,400
PepsiCo Inc.	110,100	8,497,518
Sysco Corp.	114,600	3,725,646
The Coca-Cola Co.	205,000	12,730,500
The Hershey Co.	51,300	2,047,383

		78,897,559

Banks (4.03%)
Bank of America Corp.	210,504	9,710,550
Fifth Third Bancorp	56,600	1,692,906
M&T Bank Corp.	37,700	3,429,192
Northern Trust Corp.	95,600	7,742,644
Popular Inc.	346,689	3,331,681
SunTrust Banks Inc.	54,300	3,806,973
Wells Fargo & Co.	747,600	24,244,668

		53,958,614

Building Materials & Construction (1.06%)
Vulcan Materials Co.	160,200	14,225,760

Chemicals (4.67%)
Air Products & Chemicals Inc.	230,000	22,779,200
E.I. du Pont de Nemours & Co.	108,705	5,016,736
International Flavors &
Fragrances Inc.	120,000	6,016,800
Sigma-Aldrich Corp.	491,000	25,851,150
The Dow Chemical Co.	69,000	2,893,860

		62,557,746

Computer Software & Services (1.87%)
Automatic Data Processing Inc.	28,900	1,302,234
Microsoft Corp.	625,400	21,013,440
SAP AG	52,800	2,702,482

		25,018,156

Computers (4.07%)
Hewlett-Packard Co.	754,000	38,574,640
International Business
Machines Corp.	152,100	15,997,878

		54,572,518

Consumer & Marketing (3.90%)
AptarGroup Inc.	113,100	4,773,951
Nestle SA ADR	101,000	12,143,614
The Procter & Gamble Co.	477,700	35,349,800

		52,267,365

Electronic/Electrical Mfg. (4.84%)
Agilent Technologies Inc. (a)	143,787	5,439,462

	Shares	Value
Common Stocks (Cont.)
Electronic/Electrical Mfg. (Cont.)
Applied Materials Inc.	182,000	$3,427,060
Emerson Electric Co.	78,800	4,493,176
General Electric Co.	796,300	30,490,327
Intel Corp.	592,500	15,452,400
KLA-Tencor Corp.	45,100	2,168,408
Linear Technology Corp.	103,000	3,137,380
Texas Instruments Inc.	6,300	198,891

		64,807,104

Financial Services (1.18%)
Regions Financial Corp.	67,213	1,776,440
Wachovia Corp.	327,620	14,087,660

		15,864,100

Health Care (6.48%)
Abbott Laboratories	77,400	4,451,274
Allergan Inc.	154,800	10,377,792
Eli Lilly & Co.	212,000	11,225,400
Johnson & Johnson	417,700	28,294,998
Medtronic Inc.	21,600	1,098,360
Merck & Co. Inc.	144,100	8,553,776
Pfizer Inc.	960,000	22,809,600

		86,811,200

Machinery & Manufacturing (3.16%)
3M Co.	124,600	10,374,196
Caterpillar Inc.	262,400	18,866,560
HNI Corp.	160,000	5,844,800
Illinois Tool Works Inc.	130,600	7,248,300

		42,333,856

Media & Broadcasting (4.10%)
CBS Corp. Class B	49,450	1,356,413
Lee Enterprises Inc. Class A	42,000	588,000
Lee Enterprises Inc. Class B (b)	42,000	588,000
Reuters Group PLC ADR	200,433	15,012,432
The Walt Disney Co.	1,065,995	35,337,734
Viacom Inc. Class B (a)	49,450	2,077,889

		54,960,468

Mining & Metals (4.60%)
Newmont Mining Corp.	29,200	1,450,948
Nucor Corp.	436,800	25,862,928
Rio Tinto PLC ADR	73,250	34,242,910

		61,556,786

Oil & Gas (8.09%)
BG Group PLC	256,800	5,374,583
Bill Barrett Corp. (a)	100,000	3,860,000
BP PLC ADR	115,786	8,422,273
Chevron Corp.	288,000	25,277,760

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Shares or principal amount	Value
Common Stocks (Cont.)
Oil & Gas (Cont.)
Devon Energy Corp.	76,170	$6,307,638
Exxon Mobil Corp.	448,000	39,943,680
Royal Dutch Shell PLC ADR Class A
	216,400	17,621,452
Spectra Energy Corp.	62,950	1,551,088

		108,358,474

Retailers (1.06%)
Home Depot Inc.	32,800	936,768
Wal-Mart Stores Inc.	276,700	13,253,930

		14,190,698

Telecom & Telecom Equipment (3.75%)
ADC Telecommunications Inc. (a)	147,542	2,443,296
AT&T Inc.	533,359	20,379,647
Cisco Systems Inc. (a)	282,800	7,924,056
Corning Inc.	372,300	9,043,167
Motorola Inc.	192,000	3,066,240
Nokia Corp. ADR	144,900	5,698,917
Verizon Communications Inc.	38,700	1,672,227

		50,227,550

Transportation (0.20%)

Burlington Northern Santa Fe Corp.	31,700	2,647,584

Utilities & Energy (0.32%)
Duke Energy Corp.	217,000	4,294,431

Total Common Stocks
(cost $310,433,900)		847,549,969

Corporate Bonds (18.86%)
Agriculture, Foods, & Beverage (2.05%)
Pioneer Hi-Bred International Inc.
5.750%, 01/15/2009	$3,000,000	$3,020,319
WM Wrigley Jr. Co.
4.300%, 07/15/2010	1,000,000	1,006,773
Archer-Daniels-Midland Co.
5.870%, 11/15/2010	2,950,000	3,102,854
The Coca-Cola Co.
5.750%, 03/15/2011	3,000,000	3,147,399
PepsiAmericas Inc.
5.625%, 05/31/2011	1,000,000	1,040,860
HJ Heinz Co.
6.625%, 07/15/2011	3,000,000	3,220,083
Hershey Co.
5.300%, 09/01/2011	500,000	518,606
Sara Lee Corp.
6.250%, 09/15/2011	2,000,000	2,124,276

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
Pepsico Inc.
5.150%, 05/15/2012	$2,000,000	$2,056,652
Kraft Foods Inc.
6.250%, 06/01/2012	1,000,000	1,043,174
General Mills Inc.
5.650%, 09/10/2012	2,000,000	2,061,978
Kellogg Co.
5.125%, 12/03/2012	500,000	503,797
Bottling Group LLC
5.500%, 04/01/2016	1,000,000	1,027,456
Hershey Co.
5.450%, 09/01/2016	500,000	511,113
Kraft Foods Inc.
6.500%, 08/11/2017	1,000,000	1,048,187
Coca-Cola Co.
5.350%, 11/15/2017	2,000,000	2,036,902

		27,470,429

Automotive (0.25%)
Ford Motor Credit Co.
5.800%, 01/12/2009	3,000,000	2,854,584
Toyota Motor Credit Corp.
5.450%, 05/18/2011	500,000	506,925

		3,361,509

Banks (1.58%)
Bank of New York
5.050%, 03/03/2009	2,000,000	1,999,020
Bank of America Corp.
4.500%, 08/01/2010	1,000,000	1,001,683
Wells Fargo & Co.
4.875%, 01/12/2011	1,000,000	1,012,672
Wachovia Corp.
5.350%, 03/15/2011	750,000	761,199
Charter One Bank FSB
5.500%, 04/26/2011	1,500,000	1,551,975
Bank of America Corp.
5.375%, 08/15/2011	500,000	509,484
Bank of New York Mellon Corp.
5.125%, 11/01/2011	500,000	511,345
Bank of America Corp.
5.375%, 09/11/2012	500,000	510,297
Barclays Bank PLC
5.450%, 09/12/2012	1,500,000	1,544,040
Deutsche Bank AG London
5.375%, 10/12/2012	1,500,000	1,534,566
SunTrust Banks Inc.
5.250%, 11/05/2012	1,000,000	1,010,415
Wachovia Corp.
5.700%, 08/01/2013	750,000	759,916
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	498,199

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
US Bank NA
4.950%, 10/30/2014	$1,500,000	$1,461,967
Wachovia Bank NA
5.600%, 03/15/2016	750,000	728,672
JP Morgan Chase
5.875%, 06/13/2016	500,000	507,181
Bank of America NA
6.000%, 06/15/2016	1,000,000	1,015,016
5.300%, 03/15/2017	500,000	484,978
Wachovia Corp.
5.750%, 06/15/2017	750,000	739,437
Deutsche Bank AG London
6.000%, 09/01/2017	1,500,000	1,548,355
Suntrust Banks Inc.
6.000%, 09/11/2017	1,000,000	1,013,809
Wachovia Bank NA
6.000%, 11/15/2017	500,000	503,354

		21,207,580

Building Materials & Construction (0.23%)
Vulcan Materials Co.
6.000%, 04/01/2009	3,000,000	3,068,559

Chemicals (0.53%)
The Dow Chemical Co.
6.125%, 02/01/2011	3,000,000	3,114,372
E.I. du Pont de Nemours and Co.
4.875%, 04/30/2014	3,000,000	2,959,410
Praxair Inc.
5.375%, 11/01/2016	1,000,000	1,027,528

		7,101,310

Commercial Service/Supply (0.04%)
Pitney Bowes Inc.
5.750%, 09/15/2017	500,000	515,792

Computers (0.42%)
International Business Machines Corp.
5.375%, 02/01/2009	3,000,000	3,022,932
Hewlett-Packard Co.
5.250%, 03/01/2012	1,500,000	1,545,203
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	1,028,582

		5,596,717

Consumer & Marketing (1.20%)
Avery Dennison Corp.
5.900%, 12/01/2008	5,000,000	5,015,340
The Procter & Gamble Co.
6.875%, 09/15/2009	3,000,000	3,146,874

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
Unilever Capital Corp.
7.125%, 11/01/2010	$3,000,000	$3,246,558
Clorox Co.
6.125%, 02/01/2011	3,000,000	3,134,907
Kimberly-Clark Corp.
6.125%, 08/01/2017	1,500,000	1,600,636

		16,144,315

Electronic/Electrical Mfg. (0.41%)
Emerson Electric Co.
5.850%, 03/15/2009	3,000,000	3,047,766
Public Service Colorado
4.875%, 03/01/2013	1,500,000	1,483,319
Emerson Electric Co.
5.375%, 10/15/2017	1,000,000	1,021,816

		5,552,901

Financial Services (1.31%)
General Electric Capital Corp.
7.375%, 01/19/2010	2,000,000	2,126,228
BellSouth Capital Funding Corp.
7.750%, 02/15/2010	3,000,000	3,212,691
Citigroup Inc.
4.625%, 08/03/2010	1,000,000	998,964
HSBC Finance Corp.
5.700%, 06/01/2011	1,500,000	1,516,459
JPMorgan Chase & Co.
5.600%, 06/01/2011	1,000,000	1,033,159
Wells Fargo Financial
6.125%, 04/18/2012	2,000,000	2,100,700
Citigroup Inc.
5.300%, 10/17/2012	1,000,000	1,009,299
HSBC Finance Corp.
5.250%, 01/15/2014	500,000	492,497
Citigroup Inc.
5.300%, 01/07/2016	1,000,000	971,175
General Electric Capital Corp.
5.375%, 10/20/2016	500,000	508,883
5.400%, 02/15/2017	500,000	509,812
John Deere Capital Corp.
5.500%, 04/13/2017	1,000,000	1,021,498
Citigroup Inc.
6.000%, 08/15/2017	1,000,000	1,020,453
General Electric Capital Corp.
5.625%, 09/15/2017	500,000	516,026
JP Morgan Chase Bank NA
6.000%, 10/01/2017	500,000	505,172

		17,543,016

Health Care (2.14%)
Abbott Laboratories
3.500%, 02/17/2009	1,000,000	987,003

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Johnson & Johnson
6.625%, 09/01/2009	$3,000,000	$3,153,258
Becton Dickinson & Co.
7.150%, 10/01/2009	3,000,000	3,160,476
Genentech Inc.
4.400%, 07/15/2010	1,000,000	1,007,747
Merck & Co. Inc.
5.125%, 11/15/2011	500,000	519,611
Eli Lilly & Co.
6.000%, 03/15/2012	2,000,000	2,136,008
Johnson & Johnson
5.150%, 08/15/2012	1,000,000	1,054,410
AstraZeneca PLC
5.400%, 09/15/2012	750,000	774,281
Abbott Laboratories
5.150%, 11/30/2012	500,000	512,310
Merck & Co. Inc.
4.375%, 02/15/2013	2,000,000	1,987,658
Schering-Plough Corp.
5.550%, 12/01/2013	1,000,000	1,016,882
Pfizer Inc.
4.500%, 02/15/2014	1,000,000	998,432
GlaxoSmithKline
4.375%, 04/15/2014	3,000,000	2,907,117
AstraZeneca PLC
5.400%, 06/01/2014	2,000,000	2,037,424
Abbott Laboratories
5.875%, 05/15/2016	2,000,000	2,085,698
Eli Lilly & Co.
5.200%, 03/15/2017	1,000,000	1,009,447
Amgen Inc. (c)
5.850%, 06/01/2017	1,000,000	1,016,729
Johnson & Johnson
5.550%, 08/15/2017	1,000,000	1,058,314
AstraZeneca PLC
5.900%, 09/15/2017	750,000	784,040
Abbott Laboratories
5.600%, 11/30/2017	500,000	510,692

		28,717,537

Machinery & Manufacturing (1.60%)
Illinois Tool Works Inc.
5.750%, 03/01/2009	3,000,000	3,056,373
Caterpillar Inc.
7.250%, 09/15/2009	3,000,000	3,150,564
3M Co.
5.125%, 11/06/2009	3,000,000	3,066,477
Honeywell International Inc.
7.500%, 03/01/2010	3,000,000	3,203,868
Deere & Co.
7.850%, 05/15/2010	3,000,000	3,265,467

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (Cont.)
Dover Corp.
6.500%, 02/15/2011	$2,000,000	$2,130,458
Ingersoll-Rand Co. Ltd.
4.750%, 05/15/2015	1,000,000	970,130
Eaton Corp.
5.300%, 03/15/2017	1,500,000	1,519,620
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,071,031

		21,433,988

Media & Broadcasting (0.83%)
The Washington Post Co.
5.500%, 02/15/2009	3,000,000	3,026,406
New York Times Co.
4.500%, 03/15/2010	500,000	497,794
Knight-Ridder Inc.
7.125%, 06/01/2011	3,000,000	2,899,413
The Walt Disney Co.
5.700%, 07/15/2011	2,000,000	2,092,736
4.700%, 12/01/2012	1,000,000	997,776
New York Times Co.
5.000%, 03/15/2015	500,000	483,188
The Walt Disney Co.
6.000%, 07/17/2017	1,000,000	1,070,815

		11,068,128

Mining & Metals (0.68%)
Alcan Inc.
6.450%, 03/15/2011	2,000,000	2,121,236
BHP Billiton Finance Ltd.
5.125%, 03/29/2012	500,000	510,867
BHP Billiton Finance USA Ltd.
5.250%, 12/15/2015	2,000,000	1,967,602
BHP Billiton Finance Ltd.
5.400%, 03/29/2017	500,000	496,480
Nucor Corp.
5.750%, 12/01/2017	1,000,000	1,009,073
Alcoa Inc.
5.720%, 02/23/2019	2,244,000	2,220,023
5.870%, 02/23/2022	756,000	741,654

		9,066,935

Oil & Gas (0.80%)
Texaco Capital
5.500%, 01/15/2009	3,000,000	3,019,254
BP Capital Markets PLC
4.875%, 03/15/2010	1,500,000	1,522,197
Shell International Finance
5.625%, 06/27/2011	2,000,000	2,086,912
ConocoPhillips Canada
5.300%, 04/15/2012	500,000	514,853

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
ConocoPhillips Australia Funding Co.
5.500%, 04/15/2013	$2,000,000	$2,077,572
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	513,471
Shell International Finance
5.200%, 03/22/2017	1,000,000	1,018,522

		10,752,781

Retailers (1.35%)
Wal-Mart Stores Inc.
6.875%, 08/10/2009	3,000,000	3,141,102
Home Depot Inc.
4.625%, 08/15/2010	2,000,000	1,985,804
McDonald’s Corp.
6.000%, 04/15/2011	3,000,000	3,174,996
Costco Wholesale Corp.
5.300%, 03/15/2012	2,000,000	2,052,878
Lowe’s Companies Inc.
5.600%, 09/15/2012	1,000,000	1,030,947
5.000%, 10/15/2015	1,000,000	964,750
Home Depot Inc.
5.400%, 03/01/2016	1,000,000	947,654
Target Corp.
5.875%, 07/15/2016	1,300,000	1,309,285
Lowe’s Companies Inc.
5.400%, 10/15/2016	1,000,000	991,520
Target Corp.
5.375%, 05/01/2017	1,500,000	1,446,826
Wal-Mart Stores Inc.
5.800%, 02/15/2018	1,000,000	1,024,664

		18,070,426

Telecom & Telecom Equipment (1.11%)
Motorola Inc.
7.625%, 11/15/2010	3,000,000	3,237,360
Vodafone Group PLC
5.500%, 06/15/2011	1,500,000	1,520,812
Verizon New Jersey Inc.
5.875%, 01/17/2012	3,000,000	3,094,701
SBC Communications Inc.
5.875%, 02/01/2012	3,000,000	3,112,542
Telstra Corp. Ltd.
6.375%, 04/01/2012	2,000,000	2,155,008
Alltel Corp.
7.000%, 07/01/2012	2,000,000	1,739,868

		14,860,291

Utilities & Energy (2.33%)
Northern Illinois Gas
5.875%, 08/15/2008	3,000,000	3,018,675

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Duke Energy Corp.
7.375%, 03/01/2010	$3,000,000	$3,203,622
Interstate Power & Light Co.
6.750%, 03/15/2011	2,000,000	2,109,664
Florida Power Corp.
6.650%, 07/15/2011	3,000,000	3,200,748
Wisconsin Public Service
6.125%, 08/01/2011	3,000,000	3,166,047
Pacificorp
6.900%, 11/15/2011	2,000,000	2,159,280
Commonwealth Edison Co.
5.400%, 12/15/2011	1,000,000	1,013,867
Tampa Electric Co.
6.875%, 06/15/2012	3,000,000	3,223,464
MidAmerican Energy Co.
5.125%, 01/15/2013	2,000,000	2,020,472
Georgia Power Co.
5.250%, 12/15/2015	2,000,000	2,000,224
Union Electric Co.
5.400%, 02/01/2016	2,000,000	1,984,510
Consolidated Edison Co. NY
5.300%, 12/01/2016	1,000,000	991,683
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,026,670
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	526,197
NSTAR Electric Co.
5.625%, 11/15/2017	1,500,000	1,529,352

		31,174,475

Total Corporate Bonds
(cost $245,754,751)		252,706,689

Foreign Government Bonds (0.20%)
Province of New Brunswick
5.20%,02/21/17	2,500,000	2,630,988

Total Foreign Government Bonds
(cost $2,491,311)		2,630,988

Government Agency Securities (0.83%) (d)
Federal National Mortgage Association
6.000%, 05/15/2008	10,000,000	10,067,680
Tennessee Valley Authority
5.500%, 07/18/2017	1,000,000	1,067,827

Total Government Agency Securities
(cost $10,960,094)		11,135,507

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Shares or principal amount	Value
U.S. Treasury Obligations (14.75%)
U.S. Treasury Notes
5.500%, 02/15/2008	$4,000,000	$4,018,124
3.125%, 10/15/2008	15,000,000	14,985,930
5.750%, 08/15/2010	5,000,000	5,341,015
5.000%, 08/15/2011	5,000,000	5,309,375
4.875%, 02/15/2012	10,000,000	10,596,880
4.375%, 08/15/2012	6,850,000	7,153,434
3.875%, 02/15/2013	10,000,000	10,200,000
3.625%, 05/15/2013	10,000,000	10,064,060
4.250%, 08/15/2013	10,000,000	10,380,470
4.250%, 11/15/2013	10,000,000	10,374,220
4.000%, 02/15/2014	10,000,000	10,227,340
4.250%, 11/15/2014	20,000,000	20,626,560
4.000%, 02/15/2015	15,000,000	15,212,115
4.125%, 05/15/2015	20,000,000	20,396,880
5.125%, 05/15/2016	20,000,000	21,700,000
4.625%, 02/15/2017	20,000,000	20,996,880

Total U.S. Treasury Obligations
(cost $189,690,015)		197,583,283

Short-term Investments (1.66%)
JPMorgan Prime Money Market Fund	22,213,272	22,213,272

Total Short-term Investments
(cost $22,213,272)		22,213,272

TOTAL INVESTMENTS (99.57%)
(cost $781,543,343)		1,333,819,708
OTHER ASSETS, NET OF LIABILITIES (0.43%)		5,803,542

NET ASSETS (100.00%)		$1,339,623,250

(a)	Non-income producing security.

(b)	Illiquid and fair valued due to sales restrictions on Class B shares. At November 30, 2007, the fair value of this security amounted to $588,000 or 0.04% of net assets.

(c)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the value of these securities amounted to $1,016,729 or 0.08% of net assets.

(d)	The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

ADR - American Depository Receipts

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

SCHEDULE OF INVESTMENTS

November 30, 2007

	Shares or principal amount	Value
U.S. Treasury Obligations (81.47%)
U.S. Treasury Notes
5.500%, 02/15/2008	$13,150,000	$13,209,583
5.625%, 05/15/2008	5,000,000	5,051,170
3.250%, 08/15/2008	5,000,000	4,998,830
4.750%, 11/15/2008	10,000,000	10,135,940
3.000%, 02/15/2009	5,000,000	4,993,750
3.125%, 04/15/2009	8,000,000	8,005,000
5.500%, 05/15/2009	10,000,000	10,342,970
6.000%, 08/15/2009	11,000,000	11,528,517
6.500%, 02/15/2010	15,000,000	16,081,635
4.000%, 04/15/2010	10,000,000	10,217,970
5.750%, 08/15/2010	10,000,000	10,682,030
5.000%, 02/15/2011	10,000,000	10,583,590
5.000%, 08/15/2011	6,000,000	6,371,250
4.500%, 09/30/2011	10,000,000	10,434,380
4.875%, 02/15/2012	10,000,000	10,596,880
4.500%, 04/30/2012	10,000,000	10,450,000
4.875%, 06/30/2012	10,000,000	10,610,940
3.625%, 05/15/2013	10,000,000	10,064,060
4.250%, 08/15/2013	10,000,000	10,380,470

Total U.S. Treasury Obligations
(cost $180,531,512)		184,738,965

Short-term Investments (17.48%)
JPMorgan Prime Money Market Fund	28,639,558	28,639,558
New Center Asset Trust,
4.750%, 12/03/2007	11,000,000	10,997,097

Total Short-term Investments
(cost $39,636,655)		39,636,655

TOTAL INVESTMENTS (98.95%)
(cost $220,168,167)		224,375,620
OTHER ASSETS, NET OF LIABILITIES (1.05%)		2,371,824

NET ASSETS (100.00%)		$226,747,444

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

November 30, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (100.49%) (b)
Alabama (0.93%)
City of Birmingham, Alabama, General Obligation Refunding Bonds, Series 2002A	5.500%	04/01/2013	Aaa	$2,000,000	$2,185,920
City of Hoover, Alabama, General Obligation Warrants	5.000%	03/01/2017	Aaa	2,000,000	2,162,540

					4,348,460

Alaska (1.94%)
Municipality of Anchorage, Alaska, 2000 General Obligation General Purpose Bonds, Series A (Prerefunded to 09-01-2010 @ 100) (c)	5.625%	09/01/2013	Aaa	1,400,000	1,485,624
Municipality of Anchorage, Alaska, Senior Lien Refunding Electric Revenue Bonds, 1996	6.500%	12/01/2014	Aaa	2,000,000	2,355,560
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 1999 Series A (Prerefunded to 03-01-2009 @ 100) (c)	5.000%	03/01/2015	Aaa	1,465,000	1,496,527
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	Aaa	585,000	597,741
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	Aaa	295,000	301,425
Municipality of Anchorage, Alaska, 2007 General Obligation Refunding Bonds, Series B (Schools)	4.500%	09/01/2022	AAA	1,000,000	1,012,540
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	Aaa	645,000	660,712
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	Aaa	1,110,000	1,137,040

					9,047,169

Arizona (1.95%)
Maricopa County, Arizona, Unified School District No. 69, Paradise Valley School Improvement Bonds, Series 1994A	7.100%	07/01/2008	A+	1,000,000	1,021,270
Maricopa County, Arizona, Unified School District No. 69, Paradise Valley School Improvement Bonds, Series 1994A	7.000%	07/01/2009	A+	1,200,000	1,267,632
Maricopa County, Arizona, Unified School District No. 69, Paradise Valley School Improvement Bonds, Series 1994A	7.000%	07/01/2010	A+	2,500,000	2,715,925
Salt River Project Arizona Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2002 Series C	5.000%	01/01/2015	AA	900,000	961,785
Maricopa County, Arizona, Cave Creek Unified School District No. 93, School Improvement Bonds, Project of 2000, Series C (2006)	4.250%	07/01/2015	Aaa	525,000	547,076
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007)	4.500%	07/01/2021	Aaa	2,500,000	2,560,525

					9,074,213

Arkansas (3.20%)
State of Arkansas, Federal Highway Grant Anticipation and Tax Revenue Bonds, General Obligation, Series 2002	5.000%	08/01/2013	Aa2	5,000,000	5,339,350
State of Arkansas, Federal Highway Grant Anticipation and Tax Revenue Bonds, General Obligation, Series 2002	5.000%	08/01/2014	Aa2	2,000,000	2,131,300
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds	4.000%	06/01/2015	A1	960,000	966,106
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds, Series B	4.250%	06/01/2015	A1	1,020,000	1,027,609
Van Buren Arkansas, School District No. 42, Refunded and Construction	4.500%	04/01/2017	Aaa	1,295,000	1,307,691
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds, Series B	4.375%	06/01/2017	A1	1,110,000	1,116,915
Bentonville School District No. 6, Benton County, Arkansas, Construction Bonds, Series B	4.500%	06/01/2018	A1	1,155,000	1,162,265

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arkansas (Cont.)
City of Little Rock, Arkansas, Sewer Construction Revenue Bonds, Series 2007A	4.500%	06/01/2021	Aaa	$1,800,000	$1,844,730

					14,895,966

California (8.84%)
Sacramento County, California, Sanitary District Financing Authority Revenue Bonds, 1995 (Escrowed to Maturity) (c)	5.000%	12/01/2007	AA	2,830,000	2,830,000
Sacramento County, California, Sanitary District Financing Authority Revenue Bonds, 1995 (Prerefunded to 12-01-2007 @ 100) (c)	5.000%	12/01/2008	AA	1,500,000	1,500,000
State of California, Various Purpose, General Obligation Bonds (Prerefunded 02-01-2012 @ 100) (c)	5.000%	02/01/2014	A1	3,600,000	3,840,012
Calleguas-Las Virgines, Public Financing Authority Revenue Bonds, Series A (Calleguas Municipal Water District Project) (Prerefunded to 07-01-2013 @ 100) (c)	5.000%	07/01/2015	Aaa	1,000,000	1,085,330
Golden West Schools Financing Authority, 2005 General Obligation Revenue Bonds	5.000%	08/01/2015	Aaa	1,515,000	1,648,350
State of California, Various Purpose General Obligation Bonds	5.250%	11/01/2015	A1	3,000,000	3,242,910
Los Angeles Unified School District, County of Los Angeles, California, General Obligation Bonds, Series A 2003 (Prerefunded to 07-01-2013 @ 100) (c)	5.375%	07/01/2016	Aaa	3,905,000	4,307,996
State of California, Various Purpose General Obligation Bonds	5.000%	02/01/2017	A1	3,250,000	3,419,585
San Diego Community College District, San Diego County, California, General Obligation Bonds, Election of 2002, Series 2003	5.000%	05/01/2017	Aaa	1,355,000	1,450,134
State of California, Economic Recovery Bonds, Series A	5.000%	07/01/2017	Aa3	5,000,000	5,222,300
Chino Valley Unified School District, (County of San Bernadino, California) General Obligation Bonds, 2002 Election, Series B	5.000%	08/01/2017	Aaa	1,560,000	1,678,217
State of California, General Obligation Bonds (Prerefunded 12-01-2010 @ 100) (c)	5.000%	12/01/2017	A1	300,000	315,537
Certificates of Participation, (Water System Improvement Project), Series 2007, Desert Water Agency Financing Corporation (d)	4.500%	05/01/2021	AAA	740,000	746,838
Certificates of Participation, (Water System Improvement Project), Series 2007, Desert Water Agency Financing Corporation (d)	4.625%	05/01/2022	AAA	770,000	778,539
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series A (Santa Barbara Elementary School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2022	Aaa	1,160,000	1,202,688
City of San Jose, General Obligation Bonds, Series 2007 (Parks and Public Safety Projects)	4.500%	09/01/2022	Aa1	3,000,000	3,027,150
Certificates of Participation, (Water System Improvement Project), Series 2007, Desert Water Agency Financing Corporation (d)	4.750%	05/01/2023	AAA	810,000	823,414
Kern High School District (Kern County, California), General Obligation Bonds, 2004 Election, Series C	4.750%	08/01/2023	Aaa	1,685,000	1,726,198
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series B (Santa Barbara High School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2023	Aaa	1,435,000	1,475,223
Certificates of Participation, (Water System Improvement Project), Series 2007, Desert Water Agency Financing Corporation (d)	4.750%	05/01/2024	AAA	845,000	854,794

					41,175,215

Colorado (5.32%)
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 1999 (Escrowed to maturity) (c)	5.500%	12/15/2009	Aa2	2,000,000	2,089,200

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Colorado (Cont.)
St. Vrain School District # R3-1J, Colorado, General Obligation, Series 1997 (Prerefunded to 12-15-2007 @ 101) (c)	5.000%	12/15/2012	Aaa	$3,135,000	$3,167,667
City of Boulder, Colorado, Open Space Acquisition Refunding Bonds, Series 1999	5.000%	08/15/2013	Aa1	1,855,000	1,904,918
School District Number 12 Adams County, Colorado, (Adams 12 Five Star Schools), General Obligation Bonds, Series 2001A	5.250%	12/15/2013	Aaa	1,750,000	1,872,937
School District Number 12 Adams County, Colorado, (Adams 12 Five Star Schools), General Obligation Bonds, Series 2001A (Prerefunded to 12-15-2011 @ 100) (c)	5.250%	12/15/2013	Aaa	1,250,000	1,344,150
El Paso County, Colorado, School District Number 2, Harrison, (El Paso County, Colorado) General Obligation Bonds, Series 2001 (Prerefunded to 12-01-2011 @ 100) (c)	5.500%	12/01/2014	Aaa	1,135,000	1,230,261
Weld County School District 6, Weld County, Colorado, General Obligation Bonds, Series 2002 (Prerefunded to 12-01-2011 @ 100) (c)	5.250%	12/01/2014	Aaa	1,365,000	1,466,884
City of Colorado Springs, Colorado, Utilities System, Subordinate Lien Improvement Revenue Bonds, Series 2005B.	4.750%	11/15/2015	Aaa	510,000	552,034
El Paso County, Colorado, School District Number 2, Harrison, (El Paso County, Colorado) General Obligation Bonds, Series 2001 (Prerefunded to 12-01-2011 @ 100) (c)	5.500%	12/01/2015	Aaa	1,170,000	1,268,198
Weld County School District 6, Weld County, Colorado, General Obligation Bonds, Series 2002 (Prerefunded to 12-01-2011 @ 100) (c)	5.250%	12/01/2016	Aaa	1,530,000	1,644,199
Highlands Ranch Metropolitan District No. 2, (Douglas County, Colorado) General Obligation Refunding Bonds, Series 2005	4.500%	06/15/2017	AAA	1,905,000	1,990,306
Boulder Valley School District No. RE-2, Boulder and Gilpin Counties, Colorado, General Obligation Bonds, Series 1999	4.750%	12/01/2018	Aa3	2,000,000	2,036,820
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2019	Aaa	600,000	631,188
El Paso County, School District No. 2 Harrison, (El Paso County, Colorado), General Obligation Refunding Bonds, Series 2007	4.250%	12/01/2019	Aaa	1,035,000	1,049,314
Boulder Valley School District No. RE-2, Boulder and Gilpin Counties, Colorado, General Obligation Bonds, Series 2007	4.250%	12/01/2021	Aaa	2,490,000	2,536,762

					24,784,838

Connecticut (1.73%)
State of Connecticut, General Obligation Bonds (Prerefunded to 11-15-2011 @ 100) (c)	5.125%	11/15/2016	Aa3	5,000,000	5,348,200
The University of Connecticut, General Obligation Bonds, Series A 2004	5.000%	01/15/2018	Aaa	600,000	637,902
State of Connecticut, General Obligation Refunding Bonds, 2006 Series E	4.500%	12/15/2021	Aa3	2,000,000	2,055,280

					8,041,382

Delaware (0.52%)
State Of Delaware, General Obligation Bonds, Series 2007A	4.250%	05/01/2021	Aaa	2,375,000	2,400,508

Florida (3.28%)
State of Florida, State Board of Education, Public Education Capital Outlay, Refunding Bonds, 1999 Series B	5.500%	06/01/2016	Aa1	4,910,000	5,280,067
JEA St. Johns River Power Park System, Refunding Revenue Bonds, Issue Two, Series Seventeen	5.000%	10/01/2018	AA-	4,000,000	4,174,840
Pasco County, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006	4.500%	10/01/2019	Aaa	2,025,000	2,085,851

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Florida (Cont.)
City of Pompano Beach, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006B	4.500%	07/01/2020	Aaa	$1,220,000	$1,242,204
State of Florida, State Board of Education, Public Education Capital Outlay Bonds, 2004 Series D	4.375%	06/01/2021	Aa1	1,000,000	1,012,010
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.375%	06/01/2022	Aaa	1,500,000	1,472,355

					15,267,327

Georgia (3.69%)
State of Georgia, General Obligation Bonds, Series 1996C	6.250%	08/01/2009	Aaa	3,590,000	3,765,012
State of Georgia, General Obligation Bonds, Series 1995C	5.700%	07/01/2011	Aaa	2,000,000	2,166,060
State of Georgia, General Obligation Bonds, Series 1995B	5.750%	03/01/2012	Aaa	2,950,000	3,238,451
State of Georgia, General Obligation Bonds, Series 1995B (Escrowed to maturity) (c)	5.750%	03/01/2012	Aaa	50,000	54,806
State of Georgia, General Obligation Bonds, Series 1997A	6.250%	04/01/2012	Aaa	3,000,000	3,354,900
State of Georgia, General Obligation Bonds, Series B (Prerefunded to 05-01-2012 @ 100) (c)	5.125%	05/01/2014	Aaa	4,300,000	4,619,189

					17,198,418

Hawaii (1.19%)
City and County of Honolulu, Hawaii, General Obligation Bonds, 1996 Series A (Prerefunded to 09-01-2008 @ 100) (c)	5.400%	09/01/2009	Aaa	2,225,000	2,259,688
State of Hawaii, General Obligation Bonds of 1992, Series BW	6.375%	03/01/2011	Aa2	2,945,000	3,222,743
State of Hawaii, General Obligation Bonds of 1992, Series BW (Escrowed to maturity) (c)	6.375%	03/01/2011	AA	55,000	60,258

					5,542,689

Idaho (0.60%)
Nampa School District No. 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003	4.750%	08/15/2018	A	1,690,000	1,774,956
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007	4.625%	08/01/2022	Aaa	1,000,000	1,036,620

					2,811,576

Illinois (4.33%)
Forest Preserve District of Kane County, Kane County, Illinois, General Obligation Bonds, Series 1999 (Prerefunded to 12-30-2009 @ 100) (c)	5.000%	12/30/2011	Aa3	2,400,000	2,485,296
School District Number 112 (North Shore), Lake County, Illinois, Refunding School Bonds, Series 2002	5.750%	12/01/2012	Aa1	3,750,000	4,153,050
Lake County Forest Preserve District, Lake County, Illinois, General Obligation Land Acquisition and Development Bonds, Series 2000 (Prerefunded to 12-15-2010 @ 100) (c)	5.000%	12/15/2012	Aaa	2,000,000	2,103,080
State of Illinois, General Obligation Bonds, Illinois, First Series of April 2001	5.375%	04/01/2013	Aaa	2,000,000	2,184,620
DuPage County Forest Preserve District, Illinois, General Obligation, Series 1997 (Prerefunded to 10-01-2008 @ 100) (c)	4.900%	10/01/2013	Aaa	345,000	349,595
Community Unit School District Number 200, DuPage County, Illinois (Wheaton- Warrenville), General Obligation School Building Bonds, Series 1999 (Prerefunded to 02-01-2009 @ 100) (c)	5.050%	02/01/2015	Aaa	2,195,000	2,240,876
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C	5.000%	10/01/2015	Aaa	1,045,000	1,120,041

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Illinois (Cont.)
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C	5.000%	10/01/2016	Aaa	$1,100,000	$1,173,634
Community Unit School District No. 5, McLean and Woodford Counties, Illinois, General Obligation Refunding School Bonds, Series 2005	4.000%	12/01/2016	Aaa	1,000,000	1,010,820
Community Unit School District Number 200-U Will County, Illinois	5.000%	11/01/2019	Aaa	1,650,000	1,749,347
County of Lake, Illinois, Water and Sewer System Revenue Refunding Bonds, Series B of 2006	4.375%	12/01/2020	Aaa	1,565,000	1,578,318

					20,148,677

Indiana (1.49%)
Eagle-Union Community Schools Building Corporation, Boone County, Indiana, 1st Mortgage Refunding Bonds, Series 1999	4.875%	07/05/2015	Aaa	2,325,000	2,378,010
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	07/10/2016	Aaa	2,635,000	2,798,449
Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage Bonds, Series 2005A	5.000%	07/15/2018	Aaa	1,665,000	1,782,283

					6,958,742

Iowa (1.62%)
Polk County, Iowa, Essential County Purpose General Obligation Bonds, Series 2001 (Prerefunded to 06-01-2009 @ 100) (c)	5.000%	06/01/2014	Aaa	3,325,000	3,411,816
City of Des Moines, Iowa, General Obligation Bonds, Series 2007C Urban Renewal)	4.000%	06/01/2015	Aa2	990,000	1,014,483
Board of Regents, State of Iowa, Utility System Revenue Bonds, Series S.U.I. 2006	4.000%	11/01/2015	Aaa	975,000	1,000,252
City of West Des Moines, Iowa, General Obligation Bonds, Series 2004A	5.000%	06/01/2018	Aaa	850,000	904,145
Clear Creek Amana Community School District, Iowa, General Obligation School Bonds	4.625%	06/01/2019	Aaa	1,200,000	1,228,020

					7,558,716

Kansas (3.96%)
Unified School District No. 383, Riley County, Kansas, (Manhattan-Ogden) General Obligation Refunding Bonds, Series 2001	5.000%	11/01/2014	Aaa	2,790,000	2,932,067
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds	5.500%	05/01/2015	Aaa	2,000,000	2,258,900
City of Overland Park, Kansas Internal Improvement Bonds, Series 2006A	4.250%	09/01/2016	Aaa	1,420,000	1,471,290
Unified School District No. 233, Johnson County, Kansas, (Olathe) General Obligation School Bonds, Series 2003B	4.500%	09/01/2016	Aaa	1,000,000	1,015,390
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 1999	4.000%	10/01/2017	Aaa	1,300,000	1,302,132
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series A	5.000%	12/01/2017	Aaa	670,000	714,180
Unified School District No. 263, Sedgwick County, Kansas (Mulvane) General Obligation School Building Bonds, Series 2004	5.000%	09/01/2018	Aaa	1,000,000	1,067,630
Unified School District No. 265, Sedgwick County, Kansas (Goddard), General Obligation Refunding and Improvement Bonds Series 2005	5.000%	10/01/2018	Aaa	910,000	983,246
City of Wichita, Kansas, General Obligation Bonds, Series 790	4.375%	09/01/2019	Aa2	980,000	1,004,647
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes) (d)	4.500%	09/01/2022	Aaa	1,000,000	1,022,920
City of Lawrence, Kansas, Water and Sewage System, Improvement Revenue Bonds, Series 2007	4.500%	11/01/2022	Aaa	890,000	902,050

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Kansas (Cont.)
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes) (d)	4.500%	09/01/2023	Aaa	$1,815,000	$1,847,870
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes) (d)	4.625%	09/01/2024	Aaa	1,895,000	1,938,926

					18,461,248

Kentucky (2.06%)
Louisville and Jefferson County Metropolitan Sewer District (Commonwealth of Kentucky), Sewer and Drainage System Revenue Bonds, Series 1999A	5.500%	05/15/2009	Aaa	2,720,000	2,805,218
Jefferson County, Kentucky, General Obligation Refunding Bonds, Series 1998A	4.600%	12/01/2013	Aa2	1,665,000	1,723,708
Jefferson County, Kentucky, General Obligation Refunding Bonds, Series 1998A	4.700%	12/01/2014	Aa2	1,745,000	1,807,488
Sanitation District No. 1, Sanitation District Revenue Bonds, Series 2006, Campbell, Kenton and Boone Counties, Kentucky	4.300%	08/01/2017	Aaa	1,275,000	1,316,846
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.500%	11/01/2020	Aaa	1,865,000	1,915,914

					9,569,174

Louisiana (1.37%)
State of Louisiana, General Obligation Bonds, Series 2003 A	5.000%	05/01/2018	Aaa	4,000,000	4,214,440
City of Shreveport, State of Louisiana, General Obligation Refunding Bonds, Series 2005A	5.000%	05/01/2019	Aaa	1,500,000	1,596,255
Caddo Parish, Louisiana, General Obligation Bonds Series 2007	4.500%	02/01/2020	Aaa	580,000	590,875

					6,401,570

Maine (0.97%)
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2020	Aa1	900,000	928,296
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2021	Aa1	3,515,000	3,608,218

					4,536,514

Maryland (0.95%)
State of Maryland, General Obligation Bonds, State and Local Facilities Loan of 2002, Second Series	5.500%	08/01/2014	Aaa	430,000	483,359
Baltimore County Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa	1,050,000	1,123,857
Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2005	4.000%	10/01/2017	Aaa	655,000	664,654
Washington Suburban Sanitary District, Maryland	5.000%	06/01/2019	Aaa	2,000,000	2,155,140

					4,427,010

Massachusetts (1.46%)
Massachusetts Bay Transportation Authority, General Transportation System Bonds, Series C	5.500%	03/01/2013	Aaa	125,000	137,367
Town of Westborough Massachusetts, General Obligation Bonds, (Unlimited Tax)	5.000%	11/15/2016	Aa3	1,135,000	1,216,198
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (c)	5.250%	08/01/2017	Aa2	5,000,000	5,464,000

					6,817,565

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Michigan (2.62%)
State of Michigan, General Obligation Bonds, Clean Michigan Initiative Program, Series 1999A	5.500%	11/01/2009	Aa3	$3,140,000	$3,264,093
Lake Orion Community School District, County of Oakland, State of Michigan, 2000 School Building and Site Bonds, (General Obligation - Unlimited Tax), Series A (Prerefunded to 05-01-2010 @ 100) (c)	5.550%	05/01/2011	Aaa	2,500,000	2,633,725
Clarkston Community Schools, County of Oakland, State of Michigan, 1998 Refunding Bonds (General Obligation - Unlimited Tax)	4.850%	05/01/2012	Aaa	1,500,000	1,509,585
Avondale School District, Oakland County, Michigan, 1999 Refunding Bonds (Unlimited Tax General Obligation)	4.850%	05/01/2015	Aaa	1,000,000	1,018,330
Avondale School District, Oakland County, Michigan, 1999 Refunding Bonds (Unlimited Tax General Obligation)	4.900%	05/01/2016	Aaa	1,000,000	1,018,460
Grosse Pointe Public School System, County of Wayne, State of Michigan, 2007 Refunding Bonds, (Unlimited Tax General Obligation)	4.375%	05/01/2020	Aaa	685,000	692,658
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2022	Aaa	2,000,000	2,084,680

					12,221,531

Minnesota (0.87%)
Wayzata Independent School District #284, Minnesota, General Obligation School Building Refunding, Series 1998A	5.000%	02/01/2012	Aa2	3,000,000	3,055,530
Anoka Hennepin Independent School District 11, Coon Rapids, Minnesota, General Obligation, Alternative Facility Bonds, Series 2004A	4.000%	02/01/2017	Aaa	965,000	974,168

					4,029,698

Mississippi (1.99%)
State of Mississippi, General Obligation Refunding Bonds, Series 2001	5.500%	09/01/2013	Aa3	2,000,000	2,209,500
State of Mississippi, General Obligation Refunding Bonds, Series 2002A	5.500%	12/01/2015	Aa3	2,000,000	2,257,340
DeSoto County School District, DeSoto County, Mississippi, General Obligation Bonds, Series 2005	4.000%	05/01/2018	Aaa	1,685,000	1,670,795
City of Jackson, Mississippi, Water and Sewer System Revenue Refunding Bonds, Series 2005	4.500%	09/01/2018	Aaa	1,000,000	1,036,310
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A	4.375%	08/01/2019	Aaa	475,000	484,548
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B	4.375%	08/01/2019	Aaa	525,000	535,553
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A	4.500%	08/01/2020	Aaa	500,000	514,585
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B	4.500%	08/01/2020	Aaa	550,000	566,043

					9,274,674

Missouri (2.24%)
The School District of St. Joseph, (St. Joseph, Missouri), General Obligation School Building Bonds, Series 2000, (Missouri Direct Deposit Program)	5.450%	03/01/2011	AA+	955,000	1,004,393
Missouri Highways and Transportation Commission, State Road Bonds, Series A 2001 (Prerefunded to 02-01-2012 @ 100) (c)	5.125%	02/01/2016	Aaa	2,050,000	2,194,074
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District) General Obligation Refunding Bonds, Series 2005	4.500%	03/01/2019	Aaa	2,000,000	2,066,020

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Missouri (Cont.)
State Environmental Improvement and Energy, Resources Authority (State of Missouri), Water Pollution Control and Drinking Water Revenue Bonds, (State Revolving Funds Programs), Series 2007A	4.500%	01/01/2021	Aaa	$1,560,000	$1,601,480
Health and Education Facilities Authority of the State of Missouri, Educational Facilities Revenue Bonds (The Washington University), Series 2007B	4.200%	01/15/2021	Aaa	2,000,000	2,005,940
City of Ladue School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2023	AAA	1,455,000	1,546,723

					10,418,630

Montana (0.11%)
State of Montana, General Obligation Bonds, (Water Pollution Control State Revolving Fund Program), Series 2005G	4.750%	07/15/2018	AA-	490,000	517,842

Nebraska (3.92%)
Omaha Public Power District, Nebraska, Electric System Revenue Bonds, 1992 Series B (Escrowed to maturity) (c)	6.150%	02/01/2012	Aa2	6,000,000	6,387,240
Omaha Public Power District, Nebraska, Electric System Revenue Bonds, 2002, Series B	5.000%	02/01/2013	Aa2	2,500,000	2,675,750
Nebraska Public Power District Revenue Series A	5.000%	01/01/2017	Aaa	3,000,000	3,162,210
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005.	4.500%	11/15/2018	Aaa	2,140,000	2,232,897
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005.	4.500%	11/15/2019	Aaa	2,140,000	2,219,544
City of Omaha, Nebraska, Sanitary Sewerage System Revenue Bonds, Series of 2006	4.250%	11/15/2020	Aaa	1,565,000	1,578,897

					18,256,538

New Hampshire (1.61%)
City of Concord, New Hampshire, General Obligations Bonds	4.750%	07/15/2016	Aa2	515,000	547,404
City of Manchester, New Hampshire, (Manchester Water Works) Water Revenue Bonds, Series 2003	5.000%	12/01/2017	Aa2	2,620,000	2,794,492
State of New Hampshire, General Obligation Refunding Bonds, 2006 Series A	4.250%	10/15/2020	Aaa	2,555,000	2,596,442
New Hampshire Municipal Bond Bank Series B Bonds	4.750%	08/15/2023	Aaa	1,500,000	1,556,580

					7,494,918

New Jersey (2.24%)
State of New Jersey, General Obligation Bonds, Various Purpose	5.250%	08/01/2014	Aa3	7,000,000	7,708,260
Borough of Fort Lee, New Jersey, General Obligation Bonds, Series 2005	4.000%	07/15/2018	Aaa	1,350,000	1,348,798
The Board of Education, of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds, Series 2007 AA	4.500%	08/01/2022	Aaa	1,340,000	1,358,814

					10,415,872

New York (1.44%)
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D	5.000%	06/15/2016	Aa2	2,000,000	2,114,280
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2005 Series B	4.000%	06/15/2017	Aaa	1,000,000	1,018,230
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2019	Aaa	2,000,000	2,141,420
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds	4.300%	06/01/2020	Aaa	695,000	711,895

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New York (Cont.)
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds	4.300%	06/01/2021	Aaa	$725,000	$733,744

					6,719,569

North Carolina (0.93%)
North Carolina, Orange Water and Sewer Authority, Water and Sewer System Revenue Bonds, Series 2006	4.375%	07/01/2019	Aa2	855,000	874,315
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2007	4.250%	03/01/2021	Aaa	1,290,000	1,300,733
County of Pender, North Carolina, General Obligation School Bonds, Series 2007	4.375%	03/01/2022	Aaa	545,000	549,714
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007 (d)	4.750%	08/01/2024	Aaa	1,555,000	1,593,657

					4,318,419

North Dakota (0.72%)
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B	5.000%	10/01/2016	Aaa	1,915,000	2,052,516
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B	5.000%	10/01/2017	Aaa	1,225,000	1,307,663

					3,360,179

Ohio (4.19%)
Hilliard City School District, Ohio, General Obligation (Unlimited Tax) School Improvement Bonds, Series 2000	5.300%	12/01/2010	Aa2	2,000,000	2,113,540
State of Ohio, Higher Education Capital Facilities, General Obligation Bonds, Series 2000A	5.250%	02/01/2011	Aa1	2,000,000	2,080,420
Lakota Local School District, County of Butler, Ohio, General Obligation Unlimited Tax School Improvement and Refunding Bonds, Series 2001 (Prerefunded to 06-01-2011 @ 100) (c)	5.250%	12/01/2013	Aaa	2,780,000	2,943,158
Mason City School District, Counties of Warren and Butler, Ohio, School Improvement Unlimited Tax General Obligation Bonds, Series 2001 (Prerefunded to 12-01-2011 @ 100) (c)	5.000%	12/01/2013	Aa1	1,900,000	2,024,184
Delaware County, Ohio, General Obligation, Limited Tax, Sewer District Improvement Bonds, Series 1999 (Prerefunded 12-01-2009 @ 101) (c)	4.900%	12/01/2015	Aaa	1,970,000	2,052,917
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2003 (Prerefunded to 06-01-2011 @ 100) (c)	5.000%	12/01/2016	Aa1	1,140,000	1,204,912
Ohio State University (A State University of Ohio) General Receipts Bonds, Series 2002 A	5.250%	12/01/2016	Aa2	5,095,000	5,478,144
Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2020	Aaa	1,580,000	1,608,819

					19,506,094

Oklahoma (0.66%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 1999	5.250%	12/01/2009	Aa2	1,680,000	1,743,219
Oklahoma Water Resources Board, State Loan Program Revenue Bonds, Refunding Series 2006B	5.000%	10/01/2020	AAA	1,230,000	1,327,256

					3,070,475

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Oregon (3.31%)
Deschutes County, Oregon, Administrative School District Number 1 (Bend-La Pine) General Obligation Bonds, Series 2001A (Prerefunded to 06-15-2011 @ 100) (c)	5.500%	06/15/2014	Aaa	$3,500,000	$3,761,660
Gresham-Barlow School District 10, Multnomah and Clackamas Counties, Oregon, General Obligation Bonds, Series 2001 (Prerefunded to 06-15-2011 @ 100) (c)	5.500%	06/15/2014	Aaa	1,880,000	2,020,549
Newberg School District Number 29J, Yamhill, Clackamas and Washington Counties, Oregon, General Obligation Bonds, Series 2002 (Prerefunded to 06-15-2012 @ 100) (c)	5.250%	06/15/2015	Aaa	3,640,000	3,936,223
Reynolds School District 7, Multnomah County, Oregon, General Obligation Refunding Bonds Series 2000	5.000%	06/15/2015	Aaa	2,135,000	2,333,491
City of Hillsboro, Oregon, Full Faith and Credit Bonds, Series 2004	4.750%	06/01/2018	Aaa	500,000	525,035
Oregon City School District No. 62, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2004	5.000%	06/15/2018	Aaa	1,625,000	1,731,941
State of Oregon Housing and Community Services Department, Mortgage Revenue Bonds (Single-Family Mortgage Program) 2007 Series C	4.625%	07/01/2020	Aa2	570,000	579,861
Medford School District No. 549C, Jackson County, Oregon, General Obligation School Bonds, Series 2007B	4.750%	12/15/2023	Aaa	500,000	517,340

					15,406,100

Pennsylvania (2.22%)
Commonwealth of Pennsylvania, General Obligation Bonds, First Series of 2001	5.000%	01/15/2013	Aa2	2,000,000	2,111,040
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2016	Aaa	1,070,000	1,116,791
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2017	Aaa	1,110,000	1,154,023
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2017	Aaa	1,030,000	1,105,066
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.750%	05/15/2018	Aaa	1,160,000	1,219,728
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2018	Aaa	1,000,000	1,066,620
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds, Series of 2006	4.375%	11/15/2021	Aaa	2,500,000	2,545,375

					10,318,643

Rhode Island (0.22%)
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A	4.750%	08/01/2023	Aaa	1,000,000	1,037,600

South Carolina (1.63%)
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 1999	5.500%	02/01/2010	Aa2	2,675,000	2,800,324
School District Number 1 of Richland County, South Carolina, General Obligation Bonds, Series 1999	5.500%	03/01/2010	AA	1,800,000	1,887,480
South Carolina Transportation, Infrastructure Revenue Series A	4.500%	10/01/2014	Aaa	1,800,000	1,830,150
Lugoff-Elgin Water Authority (South Carolina) Waterworks System Revenue Bonds, Series 2007	5.000%	07/01/2022	Aaa	1,000,000	1,061,680

					7,579,634

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
South Dakota (0.30%)
Harrisburg School District No. 41-2 Lincoln County, South Dakota, General Obligation Bonds, Series 2007	4.500%	01/15/2022	Aaa	$1,370,000	$1,377,412

Tennessee (4.12%)
Nashville & Davidson County, Tennessee, Water and Sewer Revenue Refunding Bonds, Series 1996	5.250%	01/01/2008	Aaa	4,500,000	4,505,805
Williamson County Tennessee, General Obligation Bonds, Public Improvement Refunding Bonds, Series 2000	5.000%	03/01/2012	Aa1	2,335,000	2,489,764
Nashville & Davidson County, Tennessee, General Obligation Multi-Purpose Refunding Bonds, Series 2002	5.000%	11/15/2013	Aa2	3,870,000	4,071,511
Williamson County Tennessee, General Obligation Bonds, Public Improvement Refunding Bonds, Series 2000	5.000%	03/01/2014	Aa1	2,705,000	2,938,387
City of Knoxville, Tennessee, Gas System Revenue Refunding and Improvement Bonds, Series K-2004	4.750%	03/01/2018	Aaa	2,115,000	2,186,995
State of Tennessee, General Obligation Bonds, 2007 Series A (d)	4.400%	10/01/2023	Aa1	3,000,000	3,011,670

					19,204,132

Texas (3.29%)
Carrollton-Farmers Branch Independent School District (Dallas County, Texas) School Building Unlimited Tax Bonds, Series 1999	5.375%	02/15/2008	Aaa	1,000,000	1,003,860
Carrollton-Farmers Branch Independent School District (Dallas County, Texas) School Building Unlimited Tax Bonds, Series 1999	5.500%	02/15/2009	Aaa	2,455,000	2,519,076
Fort Worth Independent School District (Tarrant County, Texas), School Building Unlimited Tax Bonds, Series 2000	5.500%	02/15/2010	Aaa	3,000,000	3,137,160
City of San Antonio, Texas, Electric and Gas Systems Revenue Bonds, New Series 2000A (Prerefunded to 02-01-2010 @ 100) (c)	5.750%	02/01/2012	Aa1	1,900,000	1,999,237
McKinney Independent School District (Collin County, Texas), School Building Unlimited Tax Bonds, Series 2000	5.125%	02/15/2012	Aaa	2,115,000	2,191,415
Round Rock Independent School District, Williamson and Travis Counties, Texas, Unlimited Tax School Building and Refunding Bonds, Series 1999	4.750%	08/01/2015	Aaa	750,000	763,830
Round Rock Independent School District, Williamson and Travis Counties, Texas, Unlimited Tax School Building and Refunding Bonds, Series 1999 (Prerefunded to 08-01-2009 @ 100) (c)	4.750%	08/01/2015	Aaa	250,000	256,230
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2006A	5.000%	02/15/2020	AAA	1,535,000	1,635,742
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007	4.750%	02/15/2021	Aaa	490,000	509,972
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007	4.750%	02/15/2022	Aaa	470,000	486,981
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2022	Aaa	375,000	399,589
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2023	Aaa	395,000	418,637

					15,321,729

Utah (0.82%)
City of Provo, Utah County, Utah, General Obligation Library Bonds, Series 1999	5.250%	03/01/2009	Aaa	1,300,000	1,331,408

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Utah (Cont.)
Davis County School District Board of Education, Davis County, Utah, General Obligation School Building Bonds (Utah School Bond Guaranty Program), Series 2007	4.750%	06/01/2022	Aaa	$2,375,000	$2,480,141

					3,811,549

Vermont (0.29%)
State of Vermont, General Obligation Bonds, 2007 Series D	4.625%	07/15/2024	AA+	1,300,000	1,342,224

Virginia (2.02%)
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2001A	5.000%	08/01/2014	Aa1	2,000,000	2,124,600
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 1999A (Prerefunded to 08-01-2009 @ 101) (c)	5.000%	08/01/2016	Aaa	1,100,000	1,142,251
Rivanna Water and Sewer Authority, Regional Water and Sewer System Revenue and Refunding Bonds, Series 2005B	4.500%	10/01/2019	Aaa	1,020,000	1,055,996
County of Chesterfield, Virginia, Water and Sewer Revenue Bonds, Series 2007	4.250%	11/01/2020	Aaa	2,540,000	2,581,021
Henrico County, Virginia, General Obligation Public Improvement Bonds, Series 2006	4.125%	12/01/2020	Aaa	2,500,000	2,525,275

					9,429,143

Washington (3.26%)
Lakewood School District No. 306, Snohomish County, Washington, Unlimited Tax General Obligation Bonds, 2000	5.550%	12/01/2010	Aa1	2,035,000	2,164,304
State of Washington, General Obligation Bonds, Series 1993A	5.750%	10/01/2012	Aa1	4,435,000	4,687,352
State of Washington, General Obligation Bonds, Series 1993A (Escrowed to Maturity) (c)	5.750%	10/01/2012	Aa1	65,000	68,810
City of Vancouver, Washington, Water and Sewer Revenue Refunding Bonds, 1998	4.600%	06/01/2013	Aaa	1,000,000	1,005,130
Seattle, Washington, Water System Revenue 1998	5.000%	10/01/2013	Aa2	2,495,000	2,575,314
City of Vancouver, Washington, Water and Sewer Revenue Refunding Bonds, 1998	4.650%	06/01/2014	Aaa	2,055,000	2,065,357
Public Utility District No. 1, Douglas County, Washington, Electric Distribution System, Revenue and Refunding Bonds, Series 2004	5.000%	12/01/2017	Aaa	705,000	746,447
Tukwila School District No. 406, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2004	5.000%	12/01/2017	Aaa	1,000,000	1,076,220
Public Utility District No. 1, Douglas County, Washington, Electric Distribution System, Revenue and Refunding Bonds, Series 2004	5.000%	12/01/2018	Aaa	740,000	779,057

					15,167,991

Wisconsin (3.69%)
State of Wisconsin, General Obligation Refunding Bonds of 1993, Series 2	5.125%	11/01/2010	Aa3	2,500,000	2,627,475
Dane County, Wisconsin, General Obligation Refunding Bonds, Series 1998B	4.800%	03/01/2012	Aaa	2,180,000	2,187,390
Dane County, Wisconsin, General Obligation Refunding Bonds, Series 1998B	4.800%	03/01/2013	Aaa	2,220,000	2,227,193
City of Madison, Wisconsin, General Obligation Promissory Notes, Series 2005-A	4.000%	10/01/2015	Aaa	1,730,000	1,746,954
City of Appleton, Outagamie, Winnebago, and Calumet Counties, Wisconsin, Water System Revenue Refunding Bonds, Series 2001 (Prerefunded to 01-01-2012 @ 100) (c)	5.375%	01/01/2016	Aaa	2,985,000	3,219,143
City of Sturgeon Bay, Door County, Wisconsin, General Obligation Refunding Bonds	4.750%	10/01/2021	Aaa	545,000	575,106

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Wisconsin (Cont.)
School District of New Richmond, St. Croix County, Wisconsin, General Obligation Refunding Bonds	4.750%	04/01/2022	Aaa	$1,000,000	$1,029,560
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2022	Aaa	800,000	842,424
State of Wisconsin, General Obligation Bonds of 2007, Series B	4.750%	05/01/2023	Aaa	2,335,000	2,405,424
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2023	Aaa	300,000	314,088

					17,174,757

Wyoming (0.38%)
City of Cheyenne, Wyoming, Refunding Revenue Water Bonds, Series 2007 (d)	5.000%	12/01/2024	AA-	1,700,000	1,766,555

Total Long-term Municipal Bonds
(cost $455,520,489)					468,008,885

Short-term Municipal Bonds (1.07%)
Kansas (0.73%)
State of Kansas, Department of Transportation, Adjustable Tender Highway Revenue Refunding Bonds, Series 2002B-3 (e)	3.580%	09/01/2019	Aa2	3,400,000	3,400,000

North Carolina (0.08%)
State of North Carolina, Variable Rate General Obligation Bonds, Public Improvement Bonds, Series 2002F (e)	3.500%	05/01/2021	Aaa	400,000	400,000

Oklahoma (0.11%)
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Refunding Second Senior Revenue Bonds, Series 2006C (Variable Rate Bonds) (e)	3.550%	01/01/2028	Aaa	500,000	500,000

Washington (0.15%)
Washington Public Power Supply System, Project No. 3 Refunding Electric Revenue Bonds, Series 1993-3A (e)	3.560%	07/01/2017	AA-	300,000	300,000
Energy Northwest, Project No. 3, Refunding Electric Revenue Bonds, Series 2003-D (e)	3.560%	07/01/2018	Aaa	400,000	400,000

					700,000

Total Short-term Municipal Bonds
(cost $4,999,943)					5,000,000

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

November 30, 2007

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Shares	Value
Short-term Investments (0.18%)
JPMorgan Tax Free Money Market Fund				812,661	$812,661

Total Short-term Investments
(cost $812,661)					812,661

TOTAL INVESTMENTS (101.74%)
(cost $461,333,093)					473,821,546
LIABILITIES, NET OF OTHER ASSETS (-1.74%)					(8,081,960)

NET ASSETS (100.00%)					$465,739,586

(a)	Ratings are not audited and represent the lower of Moody’s or S&P ratings.

(b)	Long-term Municipal Bonds consisted of 19.94% Advanced Refund Bonds, 49.48% General Obligation Bonds and 30.58% Municipal Revenue Bonds.

(c)	Advanced Refund Bonds are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities to ensure the timely payment of principal and interest.

(d)	Securities purchased on a “when-issued” basis.

(e)	Variable Rate Demand Note. Rate resets weekly. Rate shown reflects the rate in effect at the end of the period.

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2007

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Assets
Investments in securities at identified cost	$1,558,950,649	781,543,343	220,168,167	461,333,093

Investments in securities at market value	$3,788,715,683	1,333,819,708	224,375,620	473,821,546
Receivable for:
Dividends and interest	10,600,763	7,745,311	2,055,014	6,817,902
Shares of the Fund sold	3,536,844	892,767	408,572	199,014
Prepaid expenses	24,868	8,823	1,323	3,162

Total assets	3,802,878,158	1,342,466,609	226,840,529	480,841,624

Liabilities and Net Assets
Dividends to shareholders	—	—	12,960	391,733
Payable for:
Shares of the Fund redeemed	1,022,047	177,415	33,584	323,464
Securities purchased	—	2,493,125	—	14,304,503
Due to affiliates	333,465	128,113	26,303	50,911
Accrued liabilities	90,308	44,706	20,238	31,427

Total liabilities	1,445,820	2,843,359	93,085	15,102,038

Net assets applicable to shares outstanding of common stock	$3,801,432,338	1,339,623,250	226,747,444	465,739,586

Fund shares outstanding (no par value, unlimited number of shares authorized)	59,877,268	22,160,175	22,802,318	55,228,351
Net asset value, offering price and redemption price per share	$63.49	60.45	9.94	8.43

Analysis of Net Assets
Paid in capital	$1,412,077,797	730,068,368	228,697,642	452,389,807
Accumulated net realized gain (loss)	124,286,902	38,554,378	(6,157,651)	861,326
Net unrealized appreciation (depreciation)	2,229,766,350	552,276,361	4,207,453	12,488,453
Undistributed net investment income	35,301,289	18,724,143	—	—

Net assets applicable to shares outstanding	$3,801,432,338	1,339,623,250	226,747,444	465,739,586

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF OPERATIONS

Year ended November 30, 2007

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Investment Income:
Dividends	$76,417,442	17,959,111	—	—
Interest	1,495,920	23,113,612	7,710,470	7,575
Tax-exempt interest	—	—	—	20,686,905

	77,913,362	41,072,723	7,710,470	20,694,480
Less: foreign withholding taxes	(692,812)	(167,339)	—	—

Total investment income	77,220,550	40,905,384	7,710,470	20,694,480
Expenses:
Investment advisory and management fees	3,794,269	1,434,280	267,288	529,007
Trustees’ fees and expenses	119,191	43,427	6,304	15,532
Reports to shareholders	99,469	43,666	13,820	10,637
Professional fees	98,401	48,654	27,869	39,955
Errors & omissions insurance	63,502	22,804	3,399	8,381
ICI dues	42,105	14,045	2,206	5,189
Custodian fees	36,926	8,784	1,954	4,235
Regulatory fees	33,726	27,267	24,631	23,771
Fidelity bond expense	11,319	4,005	499	1,468
Securities valuation fees	1,397	15,041	1,312	55,894

Total expenses	4,300,305	1,661,973	349,282	694,069

Net investment income	72,920,245	39,243,411	7,361,188	20,000,411
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	144,207,786	38,548,840	—	861,326
Net realized gain (loss) on foreign currency transactions	(1,373)	(51)	—	—
Change in net unrealized appreciation (depreciation) on investments	248,133,646	62,261,007	6,506,462	(2,989,514)

Net realized and unrealized gain (loss) on investments	392,340,059	100,809,796	6,506,462	(2,128,188)

Net change in net assets resulting from operations	$465,260,304	140,053,207	13,867,650	17,872,223

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund
Years ended November 30,	2007	2006
From operations:
Net investment income	$72,920,245	66,968,370
Net realized gain (loss)	144,206,413	31,225,252
Change in net unrealized appreciation or depreciation	248,133,646	385,796,973

Net change in net assets resulting from operations	465,260,304	483,990,595
Distributions to shareholders from and in excess of:
Net investment income	(70,614,072)	(61,342,028)
Net realized gain	—	—

Total distributions to shareholders	(70,614,072)	(61,342,028)
From Fund share transactions:
Proceeds from shares sold	246,875,809	219,287,229
Reinvestment of distributions	67,669,902	58,833,742

	314,545,711	278,120,971
Less payments for shares redeemed	(355,705,202)	(323,945,752)

Net increase (decrease) in net assets from Fund share transactions	(41,159,491)	(45,824,781)

Total increase (decrease) in net assets	353,486,741	376,823,786

Net assets:
Beginning of period	3,447,945,597	3,071,121,811

End of period*	$3,801,432,338	$3,447,945,597

*Including undistributed net investment income	35,301,289	32,996,489

Share Information
Sold	4,106,783	4,138,623
Issued in reinvestment of distributions	1,150,906	1,151,899
Redeemed	(5,896,197)	(6,129,494)

Net increase (decrease)	(638,508)	(838,972)

See accompanying notes to financial statements.

Balanced Fund		Interim Fund		Municipal Bond Fund
2007	2006	2007	2006	2007	2006

39,243,411	36,711,946	7,361,188	6,606,528	20,000,411	19,853,969
38,548,789	8,373,319	—	(57,025)	861,326	104,486
62,261,007	97,913,016	6,506,462	967,476	(2,989,514)	630,556

140,053,207	142,998,281	13,867,650	7,516,979	17,872,223	20,589,011

(38,018,887)	(34,566,575)	(7,361,188)	(6,606,528)	(20,000,411)	(19,853,969)
(1,194,822)	—	—	—	(104,486)	(213,037)

(39,213,709)	(34,566,575)	(7,361,188)	(6,606,528)	(20,104,897)	(20,067,006)

98,305,587	86,952,943	98,078,105	46,893,075	27,869,688	26,744,213
37,580,325	33,162,234	8,149,158	6,227,807	17,828,220	15,216,328

135,885,912	120,115,177	106,227,263	53,120,882	45,697,908	41,960,541
(131,603,588)	(118,192,221)	(67,072,351)	(58,418,739)	(28,549,518)	(36,484,494)

4,282,324	1,922,956	39,154,912	(5,297,857)	17,148,390	5,476,047

105,121,822	110,354,662	45,661,374	(4,387,406)	14,915,716	5,998,052

1,234,501,428	1,124,146,766	181,086,070	185,473,476	450,823,870	444,825,818

1,339,623,250	1,234,501,428	226,747,444	181,086,070	465,739,586	450,823,870

18,724,143	17,505,208	—	—	—	—

1,708,112	1,646,767	10,114,122	4,911,910	3,333,367	3,176,548
667,550	646,424	841,659	652,115	2,128,738	1,808,390
(2,285,689)	(2,236,097)	(6,938,268)	(6,115,375)	(3,412,368)	(4,334,173)

89,973	57,094	4,017,513	(551,350)	2,049,737	650,765

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

The State Farm Associates’ Funds Trust (the “Trust”) has four separate investment portfolios (each a “Fund” and together, the “Funds”). Each Fund has its own investment objective, investment policies, restrictions, and attendant risks.

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing at least 80% of its assets in common stocks and other income producing equity securities.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in fixed income securities to provide relative stability of principal and income.

The State Farm Interim Fund (the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short and intermediate-term maturities.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of municipal bonds with maturities of one to seventeen years. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Securities valuation

Investments are stated at market value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. Short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Short sales are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are generally valued at the closing values of such securities on the respective exchange where each security is primarily traded. In the event that State Farm Investment Management Corp. (“SFIMC”), the Trust’s investment adviser, determines that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time as of which the security is to be fair valued (“subsequent event”), the security is valued at fair value in accordance with procedures established by the Trust’s Board of Trustees. A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. If a security is valued at “fair value,” that value may be different from the last quoted market price.

Securities not valued as described above, and securities for which market prices are not readily available or are considered unreliable, are fair valued pursuant to procedures established by the Trust’s Board of Trustees. Fair value, as a general principle, means the value a Fund might reasonably expect to receive upon sale of that security. These fair value procedures require SFIMC to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s fair value in its reasonable judgment.

In making a fair value judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining fair value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

Securities purchased on a “when-issued” basis

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2007, the Municipal Bond Fund had commitments of $14,304,503 (representing 3.07% of net assets) for when-issued securities.

Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

It is the Funds’ policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

As of November 30, 2007, aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes for the Funds were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth Fund	$1,558,950,649	$2,273,695,671	$(43,930,637)	$2,229,765,034
Balanced Fund	781,363,367	557,649,708	(5,193,367)	552,456,341
Interim Fund	220,168,167	4,220,669	(13,216)	4,207,453
Municipal Bond Fund	461,333,093	12,638,318	(149,865)	12,488,453

The differences between the cost of investments for federal income tax purposes and the cost of investments reflected on the Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund’s respective net investment income. Prior to April 30, 2007, these amounts were distributed at the end of each calendar quarter. Beginning April 30, 2007, these amounts are distributed on the last business day of each month.

Net realized gains on sales of investments, if any, are distributed annually after the close of a Fund’s fiscal year. Dividends and distributions payable to shareholders are recorded by the respective Fund on the ex-dividend date.

On December 19, 2007, the Growth Fund declared an ordinary income dividend of $0.665 per share and a capital gain dividend of $2.08204 per share to shareholders of record on December 18, 2007 (reinvestment date December 19, 2007).

On December 19, 2007, the Balanced Fund declared an ordinary income dividend of $0.96 per share and a capital gain dividend of $1.74103 per share to shareholders of record on December 18, 2007 (reinvestment date December 19, 2007).

On December 19, 2007, the Municipal Bond Fund declared a capital gain dividend of $0.01562 per share to shareholders of record on December 18, 2007 (reinvestment date December 19, 2007).

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2007, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied the carryforwards will expire as follows:

Expiration year	Interim Fund
2008	$3,819,121
2009	1,179,218
2010	399,032
2011	—
2012	234,320
2013	375,020
2014	61,482
2015	89,458

Total:	$6,157,651

The Growth Fund utilized $921,622 and $18,999,262 of capital loss carryover due to expire in 2011 and 2012, respectively, to offset realized capital gains in 2007. The Interim Fund had a capital loss carryover of $884,533 that expired in 2007 and was reclassified from accumulated net realized gain (loss) to paid in capital on the Statement of Assets and Liabilities.

As of November 30, 2007, in accordance with federal tax regulations the components of distributable earnings on a tax basis were as follows:

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Undistributed ordinary income	$35,301,289	18,544,166	—	10,961
Undistributed long-term gain	124,286,902	38,554,378	—	850,365
Unrealized appreciation (depreciation)	2,229,766,350	552,456,338	4,207,453	12,488,453

Total	$2,389,354,541	609,554,882	4,207,453	13,349,779

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatment for futures contracts, the recognition of net realized losses, the timing of fund distributions, expiring capital loss carryovers, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period.

Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting its net asset value. As of November 30, 2007, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed (Accumulated) Net Investment Income (Loss)
Growth Fund	$—	1,373	(1,373)
Balanced Fund	—	5,589	(5,589)
Interim Fund	(795,075)	795,075	—

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions for the Municipal Bond Fund (including distributions declared but not yet paid) was as follows for the year ended November 30, 2007:

2007	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$19,993,088	$7,369	$104,440	$20,104,897

For the remaining Funds, the tax character of distributions were the same as the distributions reflected in the Statement of Changes in Net Assets for the year ended November 30, 2007.

2006	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$19,847,741	$6,228	$213,037	$20,067,006

For the remaining Funds, the tax character of distributions were the same as the distributions reflected in the Statement of Changes in Net Assets for the year ended November 30, 2006.

Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at period end. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to each Fund’s relative net assets.

Use of estimates

The preparation of financial statements in conformity with U. S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Trust’s management has completed a review of FIN 48 and has determined that no tax liability is required and no additional disclosures are needed as of November 30, 2007.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for determining fair value, and requires expanded disclosure on fair valuation in the Trust’s financial statements. As of November 30, 2007, the Trust’s management does not believe the adoption of SFAS 157 will impact how the Trust values each Fund’s portfolio securities.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

3.	Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following rates:

Growth Fund	.20% of the first $100 million of average net assets

.15% of the next $100 million of average net assets

.10% of the average net assets in excess of $200 million

Balanced Fund	.20% of the first $100 million of average net assets

.15% of the next $100 million of average net assets

.10% of the average net assets in excess of $200 million

Interim Fund	.20% of the first $50 million of average net assets

.15% of the next $50 million of average net assets

.10% of the average net assets in excess of $100 million

Municipal Bond Fund	.20% of the first $50 million of average net assets

.15% of the next $50 million of average net assets

.10% of the average net assets in excess of $100 million

The Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

4.	Investment transactions

Investment transactions (exclusive of short-term instruments) for the year ended November 30, 2007:

Growth Fund
Purchases	$156,233,368
Proceeds from sales	211,102,648
Balanced Fund
Purchases	126,001,353
Proceeds from sales	113,168,096
Interim Fund
Purchases	39,648,438
Proceeds from sales	31,000,000
Municipal Bond Fund
Purchases	83,090,015
Proceeds from sales	58,379,511

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the financial performance of each Fund. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended November 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$56.98	50.06	47.79	43.23	38.90
Income from Investment Operations
Net investment income (a)	1.20	1.10	0.94	0.96	0.71
Net gain (loss) on investments (both realized and unrealized)	6.48	6.83	2.37	4.36	4.29

Total from investment operations	7.68	7.93	3.31	5.32	5.00

Less Distributions
Net investment income	(1.17)	(1.01)	(1.04)	(0.76)	(0.67)

Total distributions	(1.17)	(1.01)	(1.04)	(0.76)	(0.67)

Net asset value, end of period	$63.49	56.98	50.06	47.79	43.23

Total Return	13.65%	16.07%	7.04%	12.41%	13.06%
Ratios/Supplemental Data
Net assets, end of period (millions)	$3,801.4	3,447.9	3,071.1	2,896.7	2,571.2
Average net asset ratios
Expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Net investment income	2.00%	2.07%	1.93%	2.11%	1.83%
Portfolio turnover rate	4%	2%	1%	1%	2%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended November 30,
	2007	2006	2005		2004		2003
Net asset value, beginning of period	$55.94	51.07	50.30		47.19		43.73
Income from Investment Operations
Net investment income (a)	1.76	1.66	1.53		1.55		1.42
Net gain (loss) on investments (both realized and unrealized)	4.52	4.78	0.82		2.99		3.45

Total from investment operations	6.28	6.44	2.35		4.54		4.87

Less Distributions
Net investment income	(1.72)	(1.57)	(1.58)		(1.43)		(1.41)
Net realized gain	(0.05)	—	—		—		—

Total distributions	(1.77)	(1.57)	(1.58)		(1.43)		(1.41)

Net asset value, end of period	$60.45	55.94	51.07		50.30		47.19

Total Return	11.49%	12.91%	4.79	%(b)	9.79	%(b)	11.44%
Ratios/Supplemental Data
Net assets, end of period (millions)	$1,339.6	1,234.5	1,124.1		1,067.3		948.5
Average net asset ratios
Expenses	0.13%	0.13%	0.14%		0.13%		0.14%
Net investment income	3.06%	3.13%	3.04%		3.18%		3.22%
Portfolio turnover rate	9%	4%	3%		3%		4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Based upon net asset value of $50.30, as of November 30, 2004 (as calculated for financial reporting purposes, taking into account transactions that occurred on November 30, 2004). For shareholder subscriptions and redemptions on November 30, 2004, the net asset value was $50.31, which caused the total returns for the year ended November 30, 2005 and the year ended November 30, 2004 to be equivalent to 4.76% and 9.81%, respectively.

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended November 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$9.64	9.59	9.81	10.02	10.07
Income from Investment Operations
Net investment income	0.37	0.35	0.35	0.36	0.36
Net gain (loss) on investments (both realized and unrealized)	0.30	0.05	(0.22)	(0.21)	(0.05)

Total from investment operations	0.67	0.40	0.13	0.15	0.31

Less Distributions
Net investment income	(0.37)	(0.35)	(0.35)	(0.36)	(0.36)

Total distributions	(0.37)	(0.35)	(0.35)	(0.36)	(0.36)

Net asset value, end of period	$9.94	9.64	9.59	9.81	10.02

Total Return	7.13%	4.30%	1.34%	1.51%	3.09%
Ratios/Supplemental Data
Net assets, end of period (millions)	$226.7	181.1	185.5	199.9	226.0
Average net asset ratios
Expenses	0.18%	0.19%	0.19%	0.17%	0.16%
Net investment income	3.83%	3.71%	3.60%	3.63%	3.57%
Portfolio turnover rate	18%	15%	11%	21%	25%

See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year ended November 30,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$8.48	8.47	8.65	8.77	8.64
Income from Investment Operations
Net investment income	0.37	0.38	0.38	0.38	0.39
Net gain (loss) on investments (both realized and unrealized)	(0.05)	0.01	(0.18)	(0.11)	0.14

Total from investment operations	0.32	0.39	0.20	0.27	0.53

Less Distributions
Net investment income	(0.37)	(0.38)	(0.38)	(0.38)	(0.39)
Net realized gain (a)	—	—	—	(0.01)	(0.01)

Total distributions	(0.37)	(0.38)	(0.38)	(0.39)	(0.40)

Net asset value, end of period	$8.43	8.48	8.47	8.65	8.77

Total Return	3.91%	4.73%	2.33%	3.13%	6.16%
Ratios/Supplemental Data
Net assets, end of period (millions)	$465.7	450.8	444.8	440.8	439.9
Average net asset ratios
Expenses	0.15%	0.15%	0.15%	0.15%	0.15%
Net investment income	4.41%	4.46%	4.41%	4.41%	4.44%
Portfolio turnover rate	13%	6%	5%	6%	15%

(a)	Distributions represent less than $0.01 per share for the years ended November 30, 2007 and November 30, 2006.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of the State Farm Associates’ Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund, and State Farm Municipal Bond Fund (the “Funds”), comprising the State Farm Associates’ Funds Trust, as of November 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies by brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at November 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 15, 2008

Management Information – State Farm Associates’ Funds Trust

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law (since 6/2002); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 1987 to the predecessor of the Trust and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT (since 6/1981) – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 51	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR (since 2003) – Texas Christian University; PRESIDENT – (1999-2003) – Illinois State University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 55	Trustee	Began service in 2001 and serves until successor is elected or appointed.	Retired (since 1/2007); PRESIDENT (1/2000-1/2007) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (1/1994-1/2007) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN (since 1/1998) – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 56	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED (since 12/2003); PARTNER – Ernst & Young LLP (public accounting firm) (6/2002-12/2003); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE – MainStay Funds (72 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 51	Trustee	Began service effective 12/1/2006, and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (until 2005) – Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); MANAGING DIRECTOR, INTERNATIONAL AND ALTERNATIVE INVESTING GROUP (2001-2003) – Harris Associates, L.P. (registered investment adviser); EXECUTIVE VICE PRESIDENT (until 2003) – Harris Associates Investment Trust – The Oakmark Family of Funds (mutual funds); and TRUSTEE – State Farm Mutual Fund Trust, State Farm Variable Product Trust.	28	None

Management Information – State Farm Associates’ Funds Trust

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee and President	Began service in 1991 to the predecessor of the Trust and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR – McGraw-Hill Corporation (publishing company); DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)
Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 48	Trustee, Senior Vice President and Treasurer	Began service in 1989 as an officer to the predecessor of the Trust and serves until removed; began service in 2002 as a Trustee of the Trust and serves until successor is elected or appointed.	VICE CHAIRMAN (since 1/2005), CHIEF FINANCIAL OFFICER (since 9/2002), TREASURER (since 7/2001) and SENIOR VICE PRESIDENT (9/2002-1/2005) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) – State Farm Investment Management Corp. and State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER (since 12/2002) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Associates’ Funds Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

Management Information – State Farm Associates’ Funds Trust

III. Information about Officers of State Farm Associates’ Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years
Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 53	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT (before 6/2006) – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Susan D. Waring One State Farm Plaza Bloomington, Illinois 61710 Age 58	Vice President	Began service in 2000 to the predecessor of the Trust and serves until removed.	EXECUTIVE VICE PRESIDENT (since 2004), SENIOR VICE PRESIDENT (2001-2004) and CHIEF ADMINISTRATIVE OFFICER (since 2001) – State Farm Life Insurance Company; SENIOR VICE PRESIDENT and DIRECTOR (since 2001) – State Farm VP Management Corp.; VICE PRESIDENT (since 2001) and Director (since 2007) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 60	Vice President	Began service in 1998 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 61	Vice President	Began service in 1995 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2002) – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Phillip G. Hawkins Three State Farm Plaza Bloomington, Illinois 61791 Age 47	Vice President	Began service in 2003 and serves until removed.	VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2003), EXECUTIVE ASSISTANT (11/2002-8/2003) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 9/2003) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.
Dick Paul Three State Farm Plaza Bloomington, Illinois 61791 Age 48	Vice President and Secretary	Began service in 2005 and serves until removed.	ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 8/2005), AGENCY FIELD EXECUTIVE (5/2004-8/2005), AGENCY FIELD CONSULTANT (12/1999-5/2004) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 9/2005) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 9/2005) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.
David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 48	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary-Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006) – State Farm Variable Product Trust, State Farm Mutual Fund Trust; DIRECTOR – SECURITIES PRODUCTS (since 12/2000) – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm Variable Product Trust, State Farm Mutual Fund Trust; CHIEF COMPLIANCE OFFICER (since 9/2004) and ASSISTANT SECRETARY TREASURER (since 3/2001) – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER (since 3/2001) – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

FORWARDING SERVICE REQUESTED

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

State Farm VP Management Corp.
(Underwriter and Distributor of Securities Products)
One State Farm Plaza
Bloomington, Illinois 61710-0001
1-800-447-0740

statefarm.com®

1-2008

190-4049.9-CH

Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-0740.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw, a member of the registrant’s Committee of Independent Trustees, and Anita Nagler, a member of the registrant’s Committee of Independent Trustees, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending November 30, 2007:	$109,692
Billed to registrant for fiscal year ending November 30, 2006:	$106,201

The audit fees for November 30, 2007 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending November 30, 2007:	$0
Billed to registrant for fiscal year ending November 30, 2006:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2007:	$0
Billed for fiscal year ending November 30, 2006:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending November 30, 2007:	$19,724
Billed to registrant for fiscal year ending November 30, 2006:	$12,000

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2007:	$0
Billed for fiscal year ending November 30, 2006:	$0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending November 30, 2007:	$0
Billed to registrant for fiscal year ending November 30, 2006:	$0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2007:	$38,300
Billed for fiscal year ending November 30, 2006:	$23,000

The nature of the services comprising the fees disclosed under this category:

The fees approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X for November 30, 2007, include amounts expected to be billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees relate to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1) The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2007:	not applicable	0%	not applicable
Fiscal year ending November 30, 2006:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2007	not applicable	not applicable	100%
Fiscal year ending November 30, 2006	not applicable	not applicable	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending November 30, 2007:	$19,724
Fiscal year ending November 30, 2006:	$12,000

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending November 30, 2007:	$0
Fiscal year ending November 30, 2006:	$0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending November 30, 2007:	$38,300
Fiscal year ending November 30, 2006:	$23,000

The non-audit fees of $38,300 for November 30, 2007, include amounts expected to be billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant.

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Associates’ Funds Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates’ Funds Trust

BY	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President
Date	January 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BY	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President
Date	January 22, 2008

BY	/s/ Michael L. Tipsord
Michael L. Tipsord
Senior Vice President and Treasurer
Date	January 22, 2008